Putnam
Small Cap Value
Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-03

[GRAPHIC OMITTED: MORTAR & PESTAL]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Fellow Shareholder:

The prolonged and persistent market decline has certainly tried the patience of equity investors, including the stalwart shareholders of Putnam Small Cap Value Fund, to whom we regretfully must report negative results for the fiscal year ended February 28, 2003. The fund also underperformed both its benchmark index and its Lipper category average.

In the following report, your fund's management team lays out in detail the factors most directly responsible for the fund's results during the period. The managers also discuss the strategies they employed both in response to the difficult current market environment and in positioning the fund to take maximum advantage of opportunities they believe will present themselves in the months ahead.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/JOHN A. HILL                    /S/GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 16, 2003


REPORT FROM FUND MANAGEMENT

 FUND HIGHLIGHTS

* Putnam Small Cap Value Fund declined during the annual period ended February 28, 2003, with class A shares posting returns of -22.56% at net asset value and -26.99% at public offering price.

* The fund underperformed its benchmark, the Russell 2000 Value Index, which returned -18.40% for the period.

* The fund also underperformed the average return for its Lipper category, Small Cap Value Funds, which was -17.29%.

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.


Fund Profile

Putnam Small Cap Value Fund seeks capital appreciation by investing in undervalued stocks of lesser-known small-capitalization companies. The fund pursues its objective by seeking high-quality companies whose true values are not yet recognized by the market. This fund may be appropriate for investors who seek long-term growth potential and are willing to accept the price volatility associated with investing in small-cap stocks.


* PERFORMANCE COMMENTARY

The fund's results should be considered in the context of a market environment in which all major equity indexes had negative returns for the period. In general, investors had few places to go for positive returns, except into Treasury bonds, gold, and real estate. Shareholders may recall that when the fiscal year began in March 2002, small-cap value stocks had performed relatively well. Returns for the small-cap value asset class were strongly positive in 2000 and 2001. Thereafter it became difficult to find undervalued small-cap stocks. In order to maintain a value focus, it was necessary to seek lower-quality stocks that had declined substantially, and which were inherently riskier. The fund's underperformance relative to its benchmark stems from our having accepted a higher degree of risk to maintain the portfolio's value characteristics.

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* MARKET OVERVIEW

Markets remained volatile throughout the semiannual period, reflecting a gloomy uncertainty over the timing of an economic recovery, war with Iraq, and rising energy prices. A number of rallies took hold, but proved to be short-lived. Investors, already shaky from months of negative news, found little to cheer about in a sea of earnings disappointments, bond-rating downgrades, and increasing jobless claims. Meanwhile, news of higher productivity levels and modest increases in capital spending seemed to strike a positive note. At the end of the reporting period, economic statistics seemed neither to confirm nor rule out a double-dip recession.

As asset classes rotated in and out of favor, the markets offered no clear direction for investors attempting to weigh the relative virtues of bonds, stocks, large caps and small caps, growth and value, and domestic and international investments. Investors were, however, given ample evidence in support of maintaining a broadly diversified portfolio.


MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 2/28/03

Equities
Russell 2000 Value Index (small-cap value)          -18.40%
-----------------------------------------------------------------------
Russell 3000 Value Index (large-cap value)          -19.16%
-----------------------------------------------------------------------
Russell 3000 Growth Index (large-cap growth)        -25.67%
-----------------------------------------------------------------------
SP 500 Index (broad market)                         -22.68%
-----------------------------------------------------------------------
Bonds
Lehman Aggregate Bond Index
(U.S. government and corporate bonds)                 9.91%
-----------------------------------------------------------------------
Lehman Municipal Bond Index (municipal bonds)         7.67%
-----------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                11.28%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors. They assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

* STRATEGY OVERVIEW

At the beginning of the reporting period, the market generally supported small-cap value stocks -- many of the fund's holdings were at levels that we deemed fairly to slightly overvalued. In accordance with the fund's mandate, stocks that achieved fair value (typically higher-quality stocks) were sold, and our ongoing pursuit of undervalued stocks resulted in a bias toward riskier names. Unfortunately, as the economy continued to deteriorate throughout the year, riskier names, including many of the fund's holdings, were hit hardest. The fact that small-cap stocks are typically overlooked by Wall Street compounded the trouble. Stocks that are overlooked are often inefficiently priced, which can be a disadvantage in difficult market conditions. However, under more favorable market conditions, this feature enhances their upside potential and contributes to the allure of small-cap stocks.

Our strategy for much of the period was to reposition the portfolio toward higher-quality stocks. Heading into the new fiscal year, we are continuing with that strategy. We add to and trim positions on a daily basis and pursue companies that have attractive cash flow as well as catalysts for change that could push their stock prices higher. The fund remains broadly diversified with no major bets on particular sectors.

[GRAPHIC OMITTED: horizontal bar chart INDUSTRY SECTOR WEIGHTINGS COMPARED]

INDUSTRY SECTOR WEIGHTINGS COMPARED*

             as of 8/31/02       as of 2/28/03

Banking           10.4%              14.3%

Insurance          6.7%               7.7%

Retail             6.3%               6.7%

Oil and gas        4.6%               5.3%

Chemicals          4.8%               4.0%


Footnote reads:
*This chart shows how the fund's weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

Although overall results were negative, performance was supported by a number of stocks that, individually, achieved positive returns. The strongest contributors to fund performance were stocks of companies offering basic products and services, with easy-to-comprehend business models and healthy balance sheets. Claire's Stores, which sells jewelry to the teenage market, had the right products at the right price points. Its products are low-priced, and sales have remained steady. We trimmed the fund's position as the stock appreciated. Mentor, a medical products company that manufactures breast implants and other items used in reconstructive surgeries, also did well. The fund maintains its position in Mentor. Dial Corp., which manufactures Dial Soap and numerous popular brand-name consumer products, provided profits during the first half. We trimmed the fund's position where appropriate, and we believe the stock is poised for further appreciation. Landstar Systems, which handles the logistics of air, land, and sea transport for other companies, has been able to increase its market share despite a hostile economic environment. Its business model does not require a lot of capital. As its profit margins increased, the stock appreciated accordingly, and the fund trimmed enough of the appreciated shares to keep the position at approximately the same percentage of the fund assets. Shares of health-care products provider Omnicare appreciated during the period as it successfully acquired NCS Health Systems and became the premier competitor in its industry. Omnicare remains attractive with a strong balance sheet and increasing market capitalization. The fund has taken some profits, but anticipates further appreciation from its remaining position.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

Fremont General Corp.
Insurance

Alpharma, Inc. Class A
Pharmaceuticals

Ikon Office Solutions, Inc.
Photography/Imaging

BankAtlantic Bancorp, Inc. Class A
Banking

Range Resources Corp.
Oil and gas

Wolverine World Wide, Inc.
Textiles

International Multifoods Corp.
Food

Avnet, Inc.
Electronics

Brookline Bancorp, Inc.
Banking

Walter Industries, Inc.
Conglomerates

Footnote reads:
*These holdings represent 12.4% of the fund's net assets as of 2/28/03.
 Portfolio holdings will vary over time.


Top detractors for the period included Aspen Technology. Despite its attractive suite of software products, the company carried too much debt; and investors, concerned about the company's long-term viability, sold the stock and drove its price down. The fund closed out its position, and took a loss. Bermuda-based reinsurance company Trenwick was trading at a very low price-to-book ratio when the fund established a position in the stock. We believed that reinsurance premiums were trending upward and would have a beneficial effect on the holding. However, the company was caught with higher-than-anticipated claims and a shortfall in reserves to pay the claims. In light of deteriorating fundamentals, the fund has been closing out its position in the stock. Apogee Enterprises, Inc. manufactures glass for the architectural and automotive industries. Its sales of architectural glass declined significantly in the past few years as new construction slowed. The company's reliance on business spending put it in a vulnerable position; however, it remains profitable. It has increased its market share and is using free cash flow to pay down its debt. We are confident that this company will recover.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Small- and Mid-Cap Value Team. The members of the team are Edward Shadek (Portfolio Leader), Eric Harthun (Portfolio Member), Thomas Hoey, Francis Perfetuo, and James Polk.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

It is difficult to be optimistic in an environment where war, high energy prices, recession, and other potential shock factors contribute to extreme uncertainty. It is also unrealistic to try to offer a precise near-term outlook. As this report was being written, valuations were very low and reflected the high degree of uncertainty in the market. As value investors, we view market lows as a sign of great opportunity. Low stock prices are more attractive and often suggest great upside potential. Furthermore, as Wall Street has discontinued coverage on many of the stocks in the fund's universe, pricing inefficiencies are more common.

History has taught us that the economy and the markets are cyclical and we are confident that in time, they will recover. There is no doubt that your portfolio has a cyclical bent. It is likely to perform better in an environment where investors are not averse to investing in equities. We believe the fund is positioned to do well at the first credible sign of an improving economy. And despite the painful losses suffered by all equity classes, we continue to believe that small-cap value stocks can play an important, supportive role in a diversified portfolio. We encourage shareholders to maintain a long-term perspective, and to not let current market losses unhinge a solid investment plan.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its annual period, which ended February 28, 2003. In accordance with NASD requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. A profile of your fund's strategy appears on the first page of this report. See pages 9 and 10 for definitions of some terms used in this section.

TOTAL RETURN FOR PERIODS ENDED 2/28/03

                    Class A         Class B         Class C         Class M
(inception dates)  (4/13/99)       (5/3/99)        (7/26/99)       (3/29/00)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
-------------------------------------------------------------------------------
1 year          -22.56% -26.99% -23.17% -26.94% -23.14% -23.89% -22.92% -25.63%
-------------------------------------------------------------------------------
Life of fund     29.72   22.24   26.14   23.14   26.08   26.08   27.33   22.87
Annual average    6.94    5.32    6.17    5.52    6.16    6.16    6.43    5.46
-------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/03

                                                           Lipper
                                                         Small-Cap
                                     Russell 2000      Value category
                                     Value Index          average*
---------------------------------------------------------------------
1 year                                  -18.40%           -17.29%
---------------------------------------------------------------------
Life of fund                             24.80             29.36
Annual average                            5.87              6.67
---------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*Over the 1-year and life-of-fund periods ended 2/28/03, there were235 and 148 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 4/13/99

               Fund's class A        Russell 2000
Date           shares at POP         Volume Index

4/13/99            9,425                10,000
2/28/00           11,141                11,069
2/28/01           14,059                13,501
2/28/02           15,785                15,294
2/28/03          $12,224               $12,480

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $12,614 ($12,314 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $12,608 and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $12,733 ($12,287 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 2/28/03

                       Class A       Class B        Class C        Class M
------------------------------------------------------------------------------
Distributions (number)    1             1              1               1
------------------------------------------------------------------------------
Income                   --            --            --              --
------------------------------------------------------------------------------
Return of capital*    $0.0023        $0.0023       $0.0023         $0.0023
------------------------------------------------------------------------------
Capital gains
  Long-term           $0.1654        $0.1654       $0.1654         $0.1654
------------------------------------------------------------------------------
  Short-term          $0.0483        $0.0483       $0.0483         $0.0483
------------------------------------------------------------------------------
  Total               $0.2160        $0.2160       $0.2160         $0.2160
------------------------------------------------------------------------------
Share value:        NAV     POP         NAV          NAV         NAV     POP
------------------------------------------------------------------------------
2/28/02           $13.83  $14.67      $13.55        $13.57      $13.70  $14.20
------------------------------------------------------------------------------
2/28/03            10.51   11.15       10.21         10.23       10.36   10.74
------------------------------------------------------------------------------
*  See page 36.


TOTAL RETURN FOR PERIODS ENDED 3/31/03 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (4/13/99)       (5/3/99)        (7/26/99)       (3/29/00)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
-------------------------------------------------------------------------------
1 year          -29.60% -33.63% -30.17% -33.59% -30.13% -30.81% -29.96% -32.41%
-------------------------------------------------------------------------------
Life of fund     30.46   22.94   26.76   23.76   26.70   26.70   27.94   23.46
Annual average    6.93    5.34    6.16    5.52    6.15    6.15    6.41    5.46
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

Russell 3000 Value Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell 3000 Index chosen for their value orientation.

Russell 3000 Growth Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Credit Index is an unmanaged index of corporate bonds.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Small Cap Value Fund, a series of the Putnam Investment Funds, including the fund's portfolio, as of February 28, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value Fund as of February 28, 2003, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                          KPMG LLP

Boston, Massachusetts
April 4, 2003




THE FUND'S PORTFOLIO
February 28, 2003

COMMON STOCKS (99.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,086,600 AAR Corp.                                                                            $4,835,370
            151,500 Heico Corp.                                                                           1,424,100
             15,100 Heico Corp. Class A                                                                     103,737
            453,200 Innovative Solutions & Support, Inc. (NON)                                            2,755,456
            235,200 Teledyne Technologies, Inc. (NON)                                                     2,998,800
            105,500 United Defense Industries, Inc. (NON)                                                 2,266,140
                                                                                                      -------------
                                                                                                         14,383,603

Airlines (0.4%)
-------------------------------------------------------------------------------------------------------------------
            374,600 Airtran Holdings, Inc. (NON)                                                          2,228,870
             58,300 Atlantic Coast Airlines, Inc. (NON)                                                     367,290
                                                                                                      -------------
                                                                                                          2,596,160

Automotive (0.9%)
-------------------------------------------------------------------------------------------------------------------
             73,400 CLARCOR, Inc.                                                                         2,454,496
            189,300 CSK Auto Corp. (NON)                                                                  1,658,268
            469,900 Tower Automotive, Inc. (NON)                                                          1,574,165
             89,300 Tower Automotive, Inc. (Private) (NON)                                                  299,155
                                                                                                      -------------
                                                                                                          5,986,084

Banking (14.3%)
-------------------------------------------------------------------------------------------------------------------
            272,300 AMCORE Financial, Inc.                                                                5,805,436
            960,400 BankAtlantic Bancorp, Inc. Class A                                                    8,710,828
            565,265 Brookline Bancorp, Inc.                                                               7,065,813
             74,200 Citizens Banking Corp.                                                                1,875,776
            384,300 Colonial Bancgroup, Inc.                                                              4,454,037
            297,400 Commercial Federal Corp.                                                              6,623,098
            166,050 Downey Financial Corp.                                                                6,666,908
             50,900 East West Bancorp, Inc.                                                               1,692,425
             58,400 First Community Bancorp                                                               1,688,344
             87,897 First Niagara Financial Group, Inc.                                                     980,931
            252,200 Flagstar Bancorp, Inc.                                                                6,115,850
            310,300 Greater Bay Bancorp                                                                   4,967,903
            166,400 Hudson United Bancorp                                                                 5,248,256
            304,100 Irwin Financial Corp.                                                                 5,504,210
            251,840 Provident Bankshares Corp.                                                            5,978,430
            221,276 Republic Bancorp, Inc.                                                                2,721,695
            300,900 Sovereign Bancorp, Inc.                                                               4,086,222
            351,500 Sterling Bancshares, Inc.                                                             4,372,660
            106,200 W Holding Co., Inc.                                                                   1,937,088
            281,699 Washington Federal, Inc.                                                              6,253,718
            176,300 Webster Financial Corp.                                                               6,276,280
             54,300 Wintrust Financial Corp.                                                              1,602,936
                                                                                                      -------------
                                                                                                        100,628,844

Basic Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------
             91,300 Ameron International Corp.                                                            4,560,435

Broadcasting (0.5%)
-------------------------------------------------------------------------------------------------------------------
            440,600 Sinclair Broadcast Group, Inc. (NON)                                                  3,850,844

Building Materials (1.0%)
-------------------------------------------------------------------------------------------------------------------
            686,980 Apogee Enterprises, Inc.                                                              5,612,627
            416,100 Interface, Inc. Class A                                                               1,106,826
                                                                                                      -------------
                                                                                                          6,719,453

Chemicals (4.0%)
-------------------------------------------------------------------------------------------------------------------
            137,900 Airgas, Inc. (NON)                                                                    2,413,250
          1,149,200 Crompton Corp.                                                                        5,389,748
            241,800 Ferro Corp.                                                                           5,140,668
            153,300 H.B. Fuller Co.                                                                       3,380,265
          1,311,000 Omnova Solutions, Inc. (NON)                                                          4,654,050
          1,033,000 PolyOne Corp.                                                                         3,956,390
            312,800 RPM, Inc.                                                                             3,128,000
                                                                                                      -------------
                                                                                                         28,062,371

Commercial and Consumer Services (1.5%)
-------------------------------------------------------------------------------------------------------------------
            128,000 Banta Corp.                                                                           3,646,720
            284,300 ePlus, Inc. (NON)                                                                     2,066,861
            334,700 Hall, Kinion & Associates, Inc. (NON)                                                   348,088
            598,200 MPS Group, Inc. (NON)                                                                 2,937,162
            155,200 RemedyTemp, Inc. Class A (NON)                                                        1,569,072
                                                                                                      -------------
                                                                                                         10,567,903

Communications Equipment (0.8%)
-------------------------------------------------------------------------------------------------------------------
            248,300 Inter-Tel, Inc.                                                                       4,533,958
            321,300 Turnstone Systems, Inc. (NON)                                                           899,640
                                                                                                      -------------
                                                                                                          5,433,598

Computers (1.0%)
-------------------------------------------------------------------------------------------------------------------
            150,994 Anixter International, Inc. (NON)                                                     3,540,809
             52,500 Palm, Inc. (NON)                                                                        609,000
            287,100 Symbol Technologies, Inc.                                                             3,037,518
                                                                                                      -------------
                                                                                                          7,187,327

Conglomerates (2.0%)
-------------------------------------------------------------------------------------------------------------------
             89,200 AMETEK, Inc.                                                                          2,941,816
            191,500 Crane Co.                                                                             3,309,120
            147,300 GenCorp, Inc.                                                                         1,001,640
            741,200 Walter Industries, Inc.                                                               6,959,868
                                                                                                      -------------
                                                                                                         14,212,444

Consumer Goods (2.1%)
-------------------------------------------------------------------------------------------------------------------
            354,000 American Greetings Corp. Class A (NON)                                                4,644,480
            303,100 Dial Corp. (The)                                                                      5,513,389
            167,100 Rayovac Corp. (NON)                                                                   2,046,975
            213,200 Tupperware Corp.                                                                      2,658,604
                                                                                                      -------------
                                                                                                         14,863,448

Consumer Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
            125,650 Arbitron, Inc. (NON)                                                                  3,916,511
            604,400 Stewart Enterprises, Inc. Class A (NON)                                               1,928,036
                                                                                                      -------------
                                                                                                          5,844,547

Electric Utilities (0.7%)
-------------------------------------------------------------------------------------------------------------------
            713,100 Northwestern Corp.                                                                    1,882,584
          1,081,700 Sierra Pacific Resources (NON)                                                        3,234,283
                                                                                                      -------------
                                                                                                          5,116,867

Electrical Equipment (0.6%)
-------------------------------------------------------------------------------------------------------------------
            162,940 Lincoln Electric Holdings, Inc.                                                       3,229,634
             75,100 Thomas & Betts Corp. (NON)                                                            1,136,263
                                                                                                      -------------
                                                                                                          4,365,897

Electronics (3.0%)
-------------------------------------------------------------------------------------------------------------------
            708,100 Avnet, Inc. (NON)                                                                     7,293,430
            148,800 General Cable Corp.                                                                     578,832
            109,100 Monolithic System Technology, Inc. (NON)                                                650,236
            716,600 Pioneer-Standard Electronics, Inc.                                                    6,098,266
            806,300 X-Rite, Inc.                                                                          6,539,093
                                                                                                      -------------
                                                                                                         21,159,857

Energy (2.1%)
-------------------------------------------------------------------------------------------------------------------
            290,500 Global Industries, Ltd. (NON)                                                         1,249,150
            197,300 GulfMark Offshore, Inc. (NON)                                                         2,953,581
             74,700 Hydril Co. (NON)                                                                      1,922,031
            119,800 National-Oilwell, Inc. (NON)                                                          2,695,500
            274,600 Newpark Resources, Inc. (NON)                                                         1,128,606
            148,500 Pride International, Inc. (NON)                                                       2,153,250
            104,900 Varco International, Inc. (NON)                                                       1,988,904
             80,900 Veritas DGC, Inc. (NON)                                                                 643,155
                                                                                                      -------------
                                                                                                         14,734,177

Engineering & Construction (0.5%)
-------------------------------------------------------------------------------------------------------------------
             37,800 EMCOR Group, Inc. (NON)                                                               1,825,740
             96,900 Texas Industries, Inc.                                                                1,923,465
                                                                                                      -------------
                                                                                                          3,749,205

Entertainment (0.2%)
-------------------------------------------------------------------------------------------------------------------
             54,400 Regal Entertainment Group Class A                                                     1,088,000

Financial (0.8%)
-------------------------------------------------------------------------------------------------------------------
            346,100 Advanta Corp. Class B                                                                 2,734,190
             33,869 New Century Financial Corp. (Private)                                                   901,931
            157,600 Saxon Capital, Inc. (NON)                                                             1,735,176
                                                                                                      -------------
                                                                                                          5,371,297

Food (1.8%)
-------------------------------------------------------------------------------------------------------------------
            171,300 Chiquita Brands International, Inc. (NON)                                             1,649,619
            380,900 International Multifoods Corp. (NON)                                                  7,503,730
            352,100 Interstate Bakeries Corp.                                                             3,376,639
                                                                                                      -------------
                                                                                                         12,529,988

Gaming & Lottery (0.6%)
-------------------------------------------------------------------------------------------------------------------
            152,800 GTECH Holdings Corp. (NON)                                                            4,446,480

Health Care Services (3.5%)
-------------------------------------------------------------------------------------------------------------------
             72,800 American Medical Security Group, Inc. (NON)                                             942,032
             31,400 AMERIGROUP Corp. (NON)                                                                  806,666
            226,400 Cobalt Corp. (NON)                                                                    2,999,800
          1,073,900 Hooper Holmes, Inc.                                                                   5,219,154
            220,900 Omnicare, Inc.                                                                        5,584,352
            501,500 PSS World Medical, Inc. (NON)                                                         3,264,765
            182,300 Sierra Health Services, Inc. (NON)                                                    2,204,007
             18,900 Steris Corp. (NON)                                                                      477,225
            133,930 Sunrise Assisted Living, Inc. (NON)                                                   3,198,248
                                                                                                      -------------
                                                                                                         24,696,249

Homebuilding (1.2%)
-------------------------------------------------------------------------------------------------------------------
            335,400 Champion Enterprises, Inc. (NON)                                                        690,924
          1,516,600 Fleetwood Enterprises, Inc. (NON)                                                     6,142,230
             47,200 Meritage Corp. (NON)                                                                  1,491,520
                                                                                                      -------------
                                                                                                          8,324,674

Household Furniture and Appliances (0.9%)
-------------------------------------------------------------------------------------------------------------------
            119,900 Furniture Brands International, Inc. (NON)                                            2,183,379
            396,800 Haverty Furniture Cos., Inc.                                                          4,305,280
                                                                                                      -------------
                                                                                                          6,488,659

Insurance (7.7%)
-------------------------------------------------------------------------------------------------------------------
            262,383 AmerUs Group Co.                                                                      6,882,306
            519,100 Ceres Group, Inc. (NON)                                                                 809,796
            109,500 FBL Financial Group, Inc. Class A                                                     2,146,200
          2,258,800 Fremont General Corp.                                                                13,710,916
            175,200 Hub International, Ltd. (Canada)                                                      2,398,488
            112,350 Landamerica Financial Group, Inc.                                                     4,235,595
            125,800 Philadelphia Consolidated Holding Corp. (NON)                                         3,918,670
            534,900 Presidential Life Corp.                                                               5,135,040
            123,600 Stancorp Financial Group                                                              6,149,100
            151,100 State Auto Financial Corp.                                                            2,464,441
            347,800 Trenwick Group, Ltd. (Bermuda)                                                          118,252
            149,600 W.R. Berkley Corp.                                                                    6,073,760
                                                                                                      -------------
                                                                                                         54,042,564

Leisure (0.6%)
-------------------------------------------------------------------------------------------------------------------
            237,500 Brunswick Corp.                                                                       4,488,750

Machinery (1.9%)
-------------------------------------------------------------------------------------------------------------------
            728,900 DT Industries, Inc. (Private) (NON) (AFF)                                               874,680
            316,435 DT Industries, Inc. (NON)                                                               379,722
            128,800 Gardner Denver, Inc. (NON)                                                            2,543,800
            877,330 Milacron, Inc.                                                                        4,123,451
            104,600 MSC Industrial Direct Co., Inc. Class A (NON)                                         1,867,110
            208,600 Regal-Beloit Corp.                                                                    3,316,740
                                                                                                      -------------
                                                                                                         13,105,503

Manufacturing (1.5%)
-------------------------------------------------------------------------------------------------------------------
            327,800 Kaman Corp.                                                                           3,222,274
             62,400 Pentair, Inc.                                                                         2,268,240
            251,100 York International Corp.                                                              5,373,540
                                                                                                      -------------
                                                                                                         10,864,054

Medical Technology (3.8%)
-------------------------------------------------------------------------------------------------------------------
            107,500 Conmed Corp. (NON)                                                                    1,634,000
            222,400 Datascope Corp.                                                                       5,221,952
             33,000 Dionex Corp. (NON)                                                                    1,096,260
             36,900 Edwards Lifesciences Corp. (NON)                                                        981,909
            282,600 Mentor Corp.                                                                          4,934,479
            872,200 Meridian Bioscience, Inc. (AFF)                                                       6,647,036
            148,900 Serologicals Corp. (NON)                                                              1,273,095
            168,000 Vital Signs, Inc.                                                                     4,660,320
                                                                                                      -------------
                                                                                                         26,449,051

Metals (1.3%)
-------------------------------------------------------------------------------------------------------------------
            138,500 Quanex Corp.                                                                          4,376,600
             79,200 Reliance Steel & Aluminum Co.                                                         1,294,920
            164,100 Steel Dynamics, Inc. (NON)                                                            1,990,533
            133,740 United States Steel Corp.                                                             1,554,059
                                                                                                      -------------
                                                                                                          9,216,112

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
            144,200 Energen Corp.                                                                         4,386,564

Office Equipment & Supplies (0.6%)
-------------------------------------------------------------------------------------------------------------------
            240,800 Standard Register Co. (The)                                                           3,908,184

Oil & Gas (5.3%)
-------------------------------------------------------------------------------------------------------------------
             56,900 Exco Resources, Inc. (NON)                                                              978,680
            370,300 Magnum Hunter Resources, Inc. (NON)                                                   2,147,740
             70,800 Newfield Exploration Co. (NON)                                                        2,414,280
             83,925 Premcor, Inc. (NON)                                                                   2,107,357
             82,000 Quicksilver Resources, Inc. (NON)                                                     1,879,440
          1,448,100 Range Resources Corp. (NON)                                                           8,587,233
            194,400 Remington Oil & Gas Corp. (NON)                                                       3,668,328
            197,100 St. Mary Land & Exploration Co.                                                       5,256,657
            176,400 Universal Compression Holdings, Inc. (NON)                                            3,134,628
            691,600 Vintage Petroleum, Inc.                                                               6,881,420
                                                                                                      -------------
                                                                                                         37,055,763

Pharmaceuticals (2.0%)
-------------------------------------------------------------------------------------------------------------------
            594,500 Alpharma, Inc. Class A                                                                9,957,875
            247,200 Owens & Minor, Inc.                                                                   4,029,360
                                                                                                      -------------
                                                                                                         13,987,235

Photography/Imaging (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,342,700 Ikon Office Solutions, Inc.                                                           9,412,327
             92,900 Imation Corp. (NON)                                                                   3,344,400
                                                                                                      -------------
                                                                                                         12,756,727

Publishing (0.5%)
-------------------------------------------------------------------------------------------------------------------
            400,200 Playboy Enterprises, Inc. Class B (NON)                                               3,385,692

Railroads (0.3%)
-------------------------------------------------------------------------------------------------------------------
             72,550 Genesee & Wyoming, Inc. Class A (NON)                                                 1,110,015
            137,000 Rail America, Inc. (Private) (NON)                                                      668,560
                                                                                                      -------------
                                                                                                          1,778,575

Real Estate (4.0%)
-------------------------------------------------------------------------------------------------------------------
            127,000 Alexandria Real Estate Equities, Inc. (R)                                             5,276,850
            208,000 Anworth Mortgage Asset Corp. (R)                                                      2,600,000
            204,300 Entertainment Properties Trust (R)                                                    5,066,640
            130,100 FBR Asset Investment Corp. (R)                                                        4,173,608
            259,900 Getty Realty Corp. (R)                                                                4,977,085
            202,000 Mills Corp. (R)                                                                       5,914,560
                                                                                                      -------------
                                                                                                         28,008,743

Restaurants (0.3%)
-------------------------------------------------------------------------------------------------------------------
             78,200 CBRL Group, Inc.                                                                      2,087,940

Retail (6.7%)
-------------------------------------------------------------------------------------------------------------------
             49,100 Aaron Rents, Inc.                                                                       871,525
            224,300 Claire's Stores, Inc.                                                                 5,118,526
            220,650 Coldwater Creek, Inc. (NON)                                                           2,643,387
             88,600 Finlay Enterprises, Inc. (NON)                                                        1,081,806
             94,100 Gart Sports Co. (NON)                                                                 1,674,980
             97,000 Gymboree Corp. (The) (NON)                                                            1,249,360
            217,000 Hughes Supply, Inc.                                                                   5,034,400
            231,800 Longs Drug Stores, Inc.                                                               3,201,158
            124,500 Nautica Enterprises, Inc. (NON)                                                       1,185,240
            297,629 Nu Skin Enterprises, Inc. Class A                                                     3,131,057
             36,100 Payless Shoesource, Inc. (NON)                                                        1,682,621
            443,300 Pep Boys (The) - Manny, Moe, & Jack                                                   4,002,999
            224,200 Pier 1 Imports, Inc.                                                                  3,580,474
            536,500 Ruddick Corp.                                                                         6,550,665
             68,500 School Specialty, Inc. (NON)                                                          1,287,115
             78,000 ShopKo Stores, Inc. (NON)                                                               854,100
            192,100 Sonic Automotive, Inc. (NON)                                                          2,923,762
             47,100 Stage Stores, Inc. (NON)                                                                884,538
                                                                                                      -------------
                                                                                                         46,957,713

Semiconductor (1.3%)
-------------------------------------------------------------------------------------------------------------------
            369,100 Cohu, Inc.                                                                            5,518,045
            473,600 Helix Technology Corp.                                                                3,694,080
                                                                                                      -------------
                                                                                                          9,212,125

Shipping (2.9%)
-------------------------------------------------------------------------------------------------------------------
             52,600 Airborne, Inc. (NON)                                                                    738,504
            521,700 EGL, Inc. (NON)                                                                       6,583,854
            480,600 General Maritime Corp. (NON)                                                          4,229,280
             67,100 Landstar Systems, Inc. (NON)                                                          3,631,452
            221,800 Stelmar Shipping, Ltd. (Greece) (NON)                                                 3,349,180
            126,400 Tsakos Energy Navigation, Ltd. (Norway)                                               1,617,920
                                                                                                      -------------
                                                                                                         20,150,190

Software (2.6%)
-------------------------------------------------------------------------------------------------------------------
            515,800 Aether Systems, Inc. (NON)                                                            1,702,140
          2,016,300 Ascential Software Corp. (NON)                                                        6,190,041
            228,800 Centra Software, Inc. (NON)                                                             324,896
            263,600 FileNET Corp. (NON)                                                                   3,310,816
             72,500 Hyperion Solutions Corp. (NON)                                                        1,866,150
            155,300 JDA Software Group, Inc. (NON)                                                        1,844,964
            537,300 Novell, Inc. (NON)                                                                    1,396,980
            377,800 S1 Corp. (NON)                                                                        1,949,448
                                                                                                      -------------
                                                                                                         18,585,435

Technology Services (2.3%)
-------------------------------------------------------------------------------------------------------------------
            229,900 Acxiom Corp. (NON)                                                                    3,508,274
            231,600 American Management Systems (NON)                                                     2,454,960
            467,438 Ciber, Inc. (Private) (NON)                                                           2,524,165
            332,700 Ciber, Inc. (NON)                                                                     1,796,580
            536,743 MTS Systems Corp.                                                                     6,124,238
                                                                                                      -------------
                                                                                                         16,408,217

Telecommunications (0.4%)
-------------------------------------------------------------------------------------------------------------------
            187,767 Earthlink, Inc. (NON)                                                                   933,202
            289,800 General Communication, Inc. Class A (NON)                                             1,677,942
             10,850 OpticNet, Inc. (NON)                                                                          1
                                                                                                      -------------
                                                                                                          2,611,145

Textiles (2.7%)
-------------------------------------------------------------------------------------------------------------------
            271,400 Kellwood Co.                                                                          6,947,840
            375,400 Phillips-Van Heusen Corp.                                                             4,486,030
            469,300 Wolverine World Wide, Inc.                                                            7,903,009
                                                                                                      -------------
                                                                                                         19,336,879

Tire & Rubber (0.1%)
-------------------------------------------------------------------------------------------------------------------
             30,700 Bandag, Inc.                                                                            930,824

Toys (0.6%)
-------------------------------------------------------------------------------------------------------------------
            237,600 Action Performance Cos., Inc.                                                         3,920,400
                                                                                                      -------------
                    Total Common Stocks (cost $781,655,832)                                            $700,602,796

CONVERTIBLE PREFERRED STOCKS (0.6%) (a) (cost $5,440,521)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            258,700 Exco Resources, Inc. $1.05 cum. cv. pfd.                                             $4,559,588

WARRANTS (--%) (a) (NON)                                                                EXPIRATION
NUMBER OF WARRANTS                                                                            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
             80,680 Magnum Hunter Resources, Inc.                                         3/21/05           $33,078
                  1 Robotic Vision Systems, Inc. (Private)                                5/1/05                  1
                                                                                                      -------------
                    Total Warrants (cost $69,859)                                                           $33,079

SHORT-TERM INVESTMENTS (9.7%) (a) (cost $68,326,143)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $68,352,460 Short-term investments held as collateral for loaned securities with yields ranging from 1.26% to 1.38% and due dates ranging
                    from March 3, 2003 to April 23, 2003 (d)                                            $68,326,143
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $855,492,355)                                              $773,521,606
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $703,639,108.

(NON) Non-income-producing security.

(AFF) Affiliated companies (Note 5).

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2003
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $64,127,204 of securities
on loan (identified cost $855,492,355) (Note 1)                                $773,521,606
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           391,304
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              538,679
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    5,575,673
-------------------------------------------------------------------------------------------
Total assets                                                                    780,027,262

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    922,412
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,662,806
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,234,245
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,481,819
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          263,747
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       24,954
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,807
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              400,480
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               68,326,143
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               68,741
-------------------------------------------------------------------------------------------
Total liabilities                                                                76,388,154
-------------------------------------------------------------------------------------------
Net assets                                                                     $703,639,108

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $844,251,475
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        207,888
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                  (58,849,506)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (81,970,749)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $703,639,108

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($346,526,974 divided by 32,975,880 shares)                                          $10.51
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.51)*                              $11.15
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($267,373,839 divided by 26,179,497 shares)**                                        $10.21
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($42,732,438 divided by 4,178,301 shares)**                                          $10.23
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($10,026,673 divided by 967,911 shares)                                              $10.36
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.36)*                              $10.74
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($36,979,184 divided by 3,499,479 shares)                                            $10.57
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended February 28, 2003

Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,359) (including dividend income
of $285,612 from affiliated issuers) (Note 5)                                   $14,473,967
-------------------------------------------------------------------------------------------
Interest                                                                            129,845
-------------------------------------------------------------------------------------------
Securities lending                                                                  378,629
-------------------------------------------------------------------------------------------
Total investment income                                                          14,982,441

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  7,719,920
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,883,314
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   35,918
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     18,531
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,255,886
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,095,259
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               660,518
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               127,159
-------------------------------------------------------------------------------------------
Other                                                                             1,010,869
-------------------------------------------------------------------------------------------
Total expenses                                                                   16,807,374
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (244,948)
-------------------------------------------------------------------------------------------
Net expenses                                                                     16,562,426
-------------------------------------------------------------------------------------------
Net investment loss                                                              (1,579,985)
-------------------------------------------------------------------------------------------
Net realized loss on investments (including net realized loss of $5,041,487
on sales of investments in affiliated issuers) (Notes 1, 3 and 5)               (56,576,935)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (45)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                     (203,993,497)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (260,570,477)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(262,150,462)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                               Year ended February 28
                                                                           ----------------------------
                                                                             2003                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                   $(1,579,985)          $(1,999,511)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                               (56,576,980)           31,969,399
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            (203,993,497)           57,069,396
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (262,150,462)           87,039,284
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net realized short-term gain on investments
   Class A                                                             (1,701,744)           (2,109,742)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (1,375,816)           (1,865,113)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (227,675)             (304,341)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (50,999)              (65,151)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (195,173)             (155,655)
-------------------------------------------------------------------------------------------------------
 From net realized long-term gain on investments
   Class A                                                             (5,824,472)           (8,501,036)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (4,708,931)           (7,515,331)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (779,250)           (1,226,319)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (174,550)             (262,522)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (668,009)             (627,202)
-------------------------------------------------------------------------------------------------------
 From return of capital
   Class A                                                                (80,620)                   --
-------------------------------------------------------------------------------------------------------
   Class B                                                                (65,179)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                                (10,786)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                                 (2,416)                   --
-------------------------------------------------------------------------------------------------------
   Class Y                                                                 (9,246)                   --
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (243,533,169)          660,775,484
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (521,558,497)          725,182,356

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,225,197,605           500,015,249
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $207,888 and $6,996, respectively)                                $703,639,108        $1,225,197,605
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 April 13, 1999+
operating performance                       Year ended February 28        to February 29
----------------------------------------------------------------------------------------
                                        2003         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.83       $12.59       $10.01        $8.50
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (loss)(a)          .02          .02          .03         (.01)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.13)        1.52         2.59         1.56
----------------------------------------------------------------------------------------
Total from
investment operations                  (3.11)        1.54         2.62         1.55
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized
gain on investments                     (.21)        (.30)        (.04)        (.04)
----------------------------------------------------------------------------------------
From return of capital                    -- (d)       --           --           --
----------------------------------------------------------------------------------------
Total distributions                     (.21)        (.30)        (.04)        (.04)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.51       $13.83       $12.59       $10.01
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (22.56)       12.28        26.19        18.23*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $346,527     $579,539     $242,602      $83,845
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.27         1.25         1.31         1.38*
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .19          .12          .25         (.20)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 36.46        34.35        34.37        41.58*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                                                        For the period
Per-share                                                                May 3, 1999+
operating performance                       Year ended February 28      to February 29
----------------------------------------------------------------------------------------
                                       2003         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.55       $12.43        $9.95        $9.35
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.07)        (.08)        (.05)        (.07)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.06)        1.50         2.57          .71
----------------------------------------------------------------------------------------
Total from
investment operations                  (3.13)        1.42         2.52          .64
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized
gain on investments                     (.21)        (.30)        (.04)        (.04)
----------------------------------------------------------------------------------------
From return of capital                    -- (d)       --           --           --
----------------------------------------------------------------------------------------
Total distributions                     (.21)        (.30)        (.04)        (.04)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.21       $13.55       $12.43        $9.95
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (23.17)       11.47        25.34         6.84*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $267,374     $507,231     $192,673      $59,224
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.02         2.00         2.06         1.91*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.57)        (.63)        (.50)        (.81)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 36.46        34.35        34.37        41.58*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                July 26, 1999+
operating performance                       Year ended February 28       to February 29
----------------------------------------------------------------------------------------
                                        2003         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.57       $12.45        $9.97       $10.23
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.07)        (.08)        (.05)        (.05)
----------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                  (3.06)        1.50         2.57         (.17)
----------------------------------------------------------------------------------------
Total from
investment operations                  (3.13)        1.42         2.52         (.22)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized
gain on investments                     (.21)        (.30)        (.04)        (.04)
----------------------------------------------------------------------------------------
From return of capital                    -- (d)       --           --           --
----------------------------------------------------------------------------------------
Total distributions                     (.21)        (.30)        (.04)        (.04)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.23       $13.57       $12.45        $9.97
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (23.14)       11.45        25.29        (2.16)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $42,732      $80,970      $32,074       $7,960
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.02         2.00         2.06         1.38*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.56)        (.63)        (.49)        (.57)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 36.46        34.35        34.37        41.58*
----------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------
                                                            For the period
Per-share                                  Year ended       March 29, 2000+
operating performance                      February 28      to February 28
---------------------------------------------------------------------------
                                       2003         2002         2001
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.70       $12.54       $10.23
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.05)        (.02)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.09)        1.51         2.37
---------------------------------------------------------------------------
Total from
investment operations                  (3.13)        1.46         2.35
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized
gain on investments                     (.21)        (.30)        (.04)
---------------------------------------------------------------------------
From return of capital                    -- (d)       --           --
---------------------------------------------------------------------------
Total distributions                     (.21)        (.30)        (.04)
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.36       $13.70       $12.54
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (22.92)       11.69        22.99*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $10,027      $22,130       $7,589
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.77         1.75         1.67*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.34)        (.38)        (.18)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 36.46        34.35        34.37
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                                            For the period
Per-share                                  Year ended      January 3, 2001+
operating performance                      February 28      to February 28
---------------------------------------------------------------------------
                                        2003         2002         2001
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.87       $12.59       $11.73
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (a)                .06          .05          .01
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.15)        1.53          .85
---------------------------------------------------------------------------
Total from
investment operations                  (3.09)        1.58          .86
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized
gain on investments                     (.21)        (.30)          --
---------------------------------------------------------------------------
From return of capital                    -- (d)       --           --
---------------------------------------------------------------------------
Total distributions                     (.21)        (.30)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.57       $13.87       $12.59
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (22.35)       12.60         7.33*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $36,979      $35,327      $25,077
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.02         1.00          .17*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .48          .36          .08*
---------------------------------------------------------------------------
Portfolio turnover (%)                 36.46        34.35        34.37
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
February 28, 2003

Note 1
Significant accounting policies

Putnam Small Cap Value Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are currently undervalued by the market.

The fund is closed to new investors and offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents, the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2003, the value of securities loaned amounted to $64,127,204. The fund received cash collateral of $68,326,143 which is pooled with collateral of other Putnam funds into 28 issuers of high-grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the year ended
February 28, 2003, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 28, 2003, the fund had a capital loss carryover of approximately $30,768,000 available to the extent allowed by tax law to offset future net capital gain, if any. This capital loss carryover will expire on February 28, 2011.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 29, 2004 approximately $26,926,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, nontaxable dividends and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2003, the fund reclassified $1,780,877 to decrease accumulated net investment loss and $194,692 to increase paid-in-capital, with an increase to accumulated net realized loss of $1,975,569.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                     $82,248,563
Unrealized depreciation                    (165,167,127)
                                      ------------------
Net unrealized depreciation                 (82,918,564)
Capital loss carryforward                   (30,767,670)
Post October loss                           (26,926,088)
Cost for federal income
tax purposes                               $856,440,170

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At February 28, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended February 28, 2003, the fund's expenses were reduced by $244,948 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,273 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended February 28, 2003, Putnam Retail Management, acting as underwriter received net commissions of $101,485 and $2,556 from the sale of class A and class M shares, respectively, and received $883,007 and $21,891 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2003, Putnam Retail Management, acting as underwriter received $10,424 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended February 28, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $377,117,870 and $607,349,376, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                              Year ended February 28, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,268,740        $181,506,391
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               631,953           7,159,945
---------------------------------------------------------------------------
                                            13,900,693         188,666,336

Shares repurchased                         (22,831,500)       (288,192,364)
---------------------------------------------------------------------------
Net decrease                                (8,930,807)       $(99,526,028)
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 38,167,326        $508,403,177
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               739,337           9,936,691
---------------------------------------------------------------------------
                                            38,906,663         518,339,868

Shares repurchased                         (16,272,440)       (211,863,533)
---------------------------------------------------------------------------
Net increase                                22,634,223        $306,476,335
---------------------------------------------------------------------------

                                              Year ended February 28, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,052,700         $78,892,985
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               502,582           5,543,660
---------------------------------------------------------------------------
                                             6,555,282          84,436,645

Shares repurchased                         (17,816,521)       (216,576,611)
---------------------------------------------------------------------------
Net decrease                               (11,261,239)      $(132,139,966)
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 32,281,785        $420,851,682
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               633,215           8,352,112
---------------------------------------------------------------------------
                                            32,915,000         429,203,794

Shares repurchased                         (10,977,193)       (140,951,952)
---------------------------------------------------------------------------
Net increase                                21,937,807        $288,251,842
---------------------------------------------------------------------------

                                              Year ended February 28, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    570,679          $7,634,160
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                79,183             874,951
---------------------------------------------------------------------------
                                               649,862           8,509,111

Shares repurchased                          (2,439,074)        (29,349,150)
---------------------------------------------------------------------------
Net decrease                                (1,789,212)       $(20,840,039)
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,464,682         $71,855,238
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                97,736           1,291,085
---------------------------------------------------------------------------
                                             5,562,418          73,146,323

Shares repurchased                          (2,171,206)        (28,547,315)
---------------------------------------------------------------------------
Net increase                                 3,391,212         $44,599,008
---------------------------------------------------------------------------

                                              Year ended February 28, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    474,345          $6,511,482
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                19,840             221,828
---------------------------------------------------------------------------
                                               494,185           6,733,310

Shares repurchased                          (1,141,187)        (14,290,011)
---------------------------------------------------------------------------
Net decrease                                  (647,002)        $(7,556,701)
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,866,555         $24,940,194
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                23,526             313,609
---------------------------------------------------------------------------
                                             1,890,081          25,253,803

Shares repurchased                            (880,461)        (11,186,743)
---------------------------------------------------------------------------
Net increase                                 1,009,620         $14,067,060
---------------------------------------------------------------------------

                                              Year ended February 28, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,726,473         $49,836,083
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                76,741             872,428
---------------------------------------------------------------------------
                                             3,803,214          50,708,511

Shares repurchased                          (2,851,260)        (34,178,946)
---------------------------------------------------------------------------
Net increase                                   951,954         $16,529,565
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,243,124         $29,636,315
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                58,118             782,857
---------------------------------------------------------------------------
                                             2,301,242          30,419,172

Shares repurchased                          (1,745,172)        (23,037,933)
---------------------------------------------------------------------------
Net increase                                   556,070          $7,381,239
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:


                                             Purchase             Sales               Dividend              Market
Affiliates                                     Cost                Cost                Income               Value
------------------------------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------------------------------
Casual Male Retail Group, Inc.
(Private)                                   $4,304,760          $4,304,760                 $--                 $--
DT Industries, Inc. (Private)                2,332,480                  --                  --             874,680
Meridian Biosciences, Inc.                          --             745,319             285,612           6,647,036
Robotic Vision Systems, Inc.
(Private)                                    4,312,094           4,312,094                  --                  --
------------------------------------------------------------------------------------------------------------------
Totals                                     $10,949,334          $9,362,173            $285,612          $7,521,716
------------------------------------------------------------------------------------------------------------------
Market values are shown for those securities affiliated at period end.



FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.

For the year ended February 28, 2003, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a consulting and             digital imaging firm), Ryerson Tull,
                                   private investments           Inc. (a steel service corporation),
                                   firm)                         Advocate Health Care, and the
                                                                 National Center for Nonprofit Boards.
                                                                 Chairman Emeritus of the Board of
                                                                 Trustees, Mount Holyoke College.
                                                                 Until 2002, Mrs. Baxter was a
                                                                 director of Intermatic Corporation,
                                                                 a manufacturer of energy control
                                                                 products. Also held various positions
                                                                 in investment banking and corporate
                                                                 finance, including Vice President and
                                                                 principal of the Regency Group and
                                                                 Vice President and consultant to First
                                                                 Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations and the Trustee Advisory
                                   Nuclear Threat                Council of the Applied Physics
                                   Initiative (a private         Laboratory at Johns Hopkins
                                   foundation dealing            University. Until 2003, Mr. Curtis
                                   with national security        was a member of the Electric Power
                                   issues), also serves as       Research Institute Advisory Council,
                                   Senior Advisor to the         and the University of Chicago Board
                                   United Nations                of Governors for Argonne National
                                   Foundation                    Laboratory. Prior to 2002, Mr. Curtis
                                                                 was a member of the Board of
                                                                 Directors of the Gas Technology
                                                                 Institute and the Board of Directors
                                                                 of the Environment and Natural
                                                                 Resources Program Steering
                                                                 Committee, John F. Kennedy School
                                                                 of Government, Harvard University.
                                                                 Until 2001, Mr. Curtis was a Member
                                                                 of the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support).
                                                                 Prior to May 1997, Mr. Curtis was
                                                                 Deputy Secretary of Energy. He
                                                                 served as Chairman of the Federal
                                                                 Energy Regulatory Commission from
                                                                 1977 to 1987 and has held positions
                                                                 on the staff of the U.S. House of
                                                                 Representatives, the U.S. Treasury
                                                                 Department, and the Securities and
                                                                 Exchange Commission. Mr. Curtis is
                                                                 also a lawyer with over 15 years
                                                                 of experience.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions with
                                                                 several advisory firms and various
                                                                 positions with the federal government,
                                                                 including Associate Director of the
                                                                 Office of Manage ment and Budget
                                                                 and Deputy Director of the Federal
                                                                 Energy Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-Rite,
                                                                 Inc. and Kenner Parker Toys. Also
                                                                 held financial and marketing positions
                                                                 with General Mills, Parker Brothers,
                                                                 and Talbots. President of the
                                                                 Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust). Member
                                                                 of the Board of Overseers of WGBH
                                                                 (public television and radio). Member
                                                                 of the Board of Overseers of the
                                                                 Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read & Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, L.P. and          Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Xcel Energy Incorporated
(9/2/42),                                                        (public utility company), TransCanada
Trustee since 1997                                               Pipelines, Norske Canada, Inc.
                                                                 (paper manufacturer), and Qwest
                                                                 Communications (communications
                                                                 company). Until 2003, Mr. Stephens
                                                                 was a Director of Mail-Well, a
                                                                 printing and envelope company.
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable organizations,     General Hospital. Prior to
                                   including Courier             September 2000, April 2000, and
                                   Corporation (a book           December 2001, Mr. Thorndike was
                                   manufacturer and              a Director of Bradley Real Estate,
                                   publisher) and                Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of St. Mark's
President since 2000               financial advisory and        School, and Trustee of Shore
                                   other research services       Country Day School. Until 2002,
                                   relating to bankrupt and      Mr. Putnam was a Trustee of the
                                   distressed companies)         SEA Education Association.
                                   and New Generation            Previously, Mr. Putnam was an
                                   Advisers, Inc.                attorney with the firm of Dechert
                                   (a registered                 Price & Rhoads.
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.

--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of February 28, 2003,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.


*  Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
   the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or
   Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the
   President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief
   Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as
   Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:


Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management.

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to
                                                                 February 1999, Managing Director,
                                                                 J.P. Morgan

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to July 1998, Managing Director,
                                                                 Swiss Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Edward T. Shadek, Jr.              Since 1999                    Managing Director of Putnam Management
(10/15/60), Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Deborah F. Kuenstner
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

AN069-88617  2MF  4/03

PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Small Cap Value Fund
Supplement to Annual Report dated 2/28/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.


RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 2/28/03

                                                          NAV

1 year                                                 -22.35%
Life of fund (since class A inception, 4/13/99)         30.44
Annual average                                           7.10

Share value:                                              NAV

2/28/02                                                $13.87
2/28/03                                                $10.57

----------------------------------------------------------------------------
Distributions:      No.     Income     Capital gains     Total
                                      Short     Long
                    1         --     $0.050    $0.166    $0.216
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll-free at 1-800-752-9894.


Putnam
International
Voyager
Fund*

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-03

[GRAPHIC OMITTED: JEWELRY BOX]

*Effective April 30, 2003, the fund's name will change to Putnam International
 Capital Opportunities Fund.

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We find little pleasure in reporting a loss for Putnam International Voyager Fund for the six months ended February 28, 2003, and we take little comfort in the fact that the fund's fate is shared by many other international equity portfolios during this challenging period.

In the following report, your fund's management team lays out the factors most directly responsible for the fund's results during the period. Not the least of these is the fund's emphasis on investments that were particularly hard-hit when an improvement in the economic environment that the team anticipated failed to materialize. In keeping with its focus on stocks that offer a combination of growth potential and attractive prices, as of April 30, 2003, the fund will be renamed Putnam International Capital Opportunities Fund.

Some encouragement may be gained by noting that markets do not decline forever and the current downtrend, now in its fourth year, should be near the end of this cycle. Meanwhile, as we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 16, 2003

REPORT FROM FUND MANAGEMENT

 FUND HIGHLIGHTS

* Putnam International Voyager Fund recorded a loss for the first half of its fiscal year, which ended February 28, 2003. The fund's class A shares returned -14.54% at net asset value, and -19.48% at public offering price, for the six-month period.

* The fund underperformed its benchmark index, the Citigroup (formerly Salomon Smith Barney) World Ex-U.S. Extended Markets Index, which returned -9.03% for the six-month period.

* The fund also lagged behind the average return for its Lipper category, International Funds, which was -11.84% during the period.

* The Fund's Trustees approved renaming the fund Putnam International Capital Opportunities Fund. The name change takes effect on April 30, 2003. The change does not affect the way the fund is managed.

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

The fund's results for the period were disappointing, but when considering performance, investors should keep in mind how unfavorable the period was for international stocks in general. The fund's weak performance relative to its benchmark index and its peers is particularly discouraging, but it is due in part to the fund's mandate to invest in small and midsize companies, which declined more than large companies early in the period. In addition, the fund had a large exposure to the consumer cyclicals sector, which became problematic when global economic growth fell below expectations, and was restrained by geopolitical uncertainty late in the period.

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

Fund Profile

Putnam International Voyager Fund seeks long-term capital appreciation by investing primarily in the stocks of small and midsize companies in a variety of countries outside the United States. The fund managers look for stocks that offer a combination of growth potential and attractive prices. The fund may be appropriate for investors seeking long-term growth of capital who can accept the additional risks of investing in international small and midsize stocks.


* MARKET OVERVIEW

International stock markets shared in the declines witnessed among U.S. stocks during this period, though the timing and precise causes of the volatility differed. In Europe, stocks fell sharply early in the period, when European insurance companies, particularly in Switzerland and the Netherlands, were compelled by capital requirements to sell equities in their portfolios and replace them with bonds. These companies sold many mid- and small-cap stocks in weak market conditions, which led to substantial price declines. These declines reduced the value of the fund's portfolio.

The Japanese market began to weaken in October. Cross-shareholding arrangements among Japanese companies and the banks they borrow from have been gradually reduced over the years, but a change in government policy accelerated this process in late 2002. At the same time, Japanese economic activity was slowing, and the Koizumi government disappointed the market with a lukewarm effort to resolve the bad-loan situation.

Other world markets, particularly the smaller markets of Asia and Canada, were generally more stable. However, in January and February of 2003, markets in general declined as the probability of war in Iraq increased. The belligerent posture of North Korea also contributed to declines in Japanese and South Korean stocks. Another major force in international markets has been the falling value of the U.S. dollar. While the fund's returns benefit when foreign currencies appreciate, foreign companies may feel a negative effect. Many have operations in the United States and their sales translate into lower earnings when the dollar weakens.

MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/28/03

Equities

Citigroup World Ex-U.S. Extended Markets Index
(international small and mid-cap stocks)                        -9.03%
-----------------------------------------------------------------------
MSCI EAFE Index (international large-cap stocks,
international large-cap stocks, in local currency)             -11.04%
-----------------------------------------------------------------------
Russell 2500 Index (U.S. small- and mid-cap stocks)             -6.72%
-----------------------------------------------------------------------
SP 500 Index (U.S. large- and mid-cap stocks)                   -7.29%
-----------------------------------------------------------------------
Bonds

Lehman Aggregate Bond Index                                      4.74%
-----------------------------------------------------------------------
Lehman Government Bond Index                                     4.49%
-----------------------------------------------------------------------
CSFB High Yield Bond Index                                       9.06%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors. They assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


* STRATEGY OVERVIEW

The fund's blend strategy is designed to help identify stocks priced below their worth, based on our analysis of cash flows that we believe companies are likely to achieve in coming years. We use this analysis because cash flow is one of the best indicators of business health; is less subject to accounting manipulations than many other measures; and is quite consistent across international markets, making it easier to compare stocks worldwide. This fundamental approach determines most of our stock selection and portfolio positioning, though we also integrate research on markets and business sectors into our process.

While the fund was broadly diversified with holdings in all sectors during the period, the sectors we favored were consumer cyclicals, consumer staples, communications services, technology, utilities, and health care. Compared to the benchmark index, the fund was underweighted in financials, basic materials, and conglomerates, and this positioning contributed to the fund's underperformance. Investors appeared to lose confidence in consumer cyclicals stocks when the global economy decelerated. Meanwhile, basic materials and financial stocks were relatively strong.

During the period, we increased the fund's exposure to Japan. We had underweight exposure to Japan early in the period and the fund benefited from it, but lately we have found Japanese companies with improving earnings. We also added to holdings in the United Kingdom and France. We maintained an underweight position in East Asian markets such as Hong Kong and Singapore.


[GRAPHIC OMITTED: horizontal bar chart COUNTRY WEIGHTINGS COMPARED]

COUNTRY WEIGHTINGS COMPARED*

                           as of 8/31/02     as of 2/28/03
United
Kingdom                        18.1%             21.7%

Japan                          13.7%             19.4%

France                          6.1%              8.5%

Switzerland                     8.6%              6.2%

Italy                           6.1%              5.8%

Footnote reads:
*This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

As mentioned in the previous section, the fund had many holdings in the consumer cyclicals sector, and these had a mix of results. Falling forecasts for economic growth undercut advertisers, like Havas of France. The downtrend was also negative for newspaper and magazine publishers, though two of our largest overweight holdings in this industry, Trinity Mirror PLC of the United Kingdom and Quebecor World Inc., of Canada performed reasonably well. Another industry in the consumer cyclicals sector is travel and leisure services, and one of our largest overweight stocks was Orient Express Hotels of Bermuda. This company struggled as insurance costs increased and war fears caused American tourists to cut back on vacations. The stock had a significant negative impact on performance.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

Quebecor World, Inc.
Canada
Publishing

Trinity Mirror PLC
United Kingdom
Publishing

Aisin Seiki Co., Ltd.
Japan
Automotive

Cie Generale D'Optique Essilor
International SA
France
Medical technology

Orient Express Hotels, Ltd. Class A
Bermuda
Lodging and tourism

Nissin Food Products Co., Ltd.
Japan
Food

Banca Popolare di Milano Scrl (BPM)
Italy
Banking

Converium Holding AG
Switzerland
Insurance

Olympus Optical Co., Ltd.
Japan
Photography and imaging

Snam Rete Gas SpA
Italy
Natural gas utilities

Footnote reads:
*These holdings represent 15.0% of the fund's net assets as of 2/28/03.
 Portfolio holdings will vary over time.


We had a number of successful stock choices as well. The top positive contributor was Frontline, a Norwegian company registered in Bermuda that operates a fleet of fuel tankers and benefited from strong oil prices. Another holding that did well relative to the market was Nippon Electric Glass, a Japanese company that makes flat-panel substrates for liquid-crystal display screens and plasma screens used in laptop computers and, increasingly, televisions. This is an attractive growth market and the company is one of the leaders in it. In the communications services sector, Vodafone Telecel-Comunicacoes, a Portuguese subsidiary of Vodafone Group, Europe's largest wireless company, performed well and we sold the position when it met our expectations.

[GRAPHIC OMITTED: horizontal bar chart INDUSTRY WEIGHTINGS AS OF 2/28/03]

INDUSTRY WEIGHTINGS AS OF 2/28/03*

Publishing                       6.4%

Banking                          5.3%

Food                             5.0%

Commercial and
consumer services                4.6%

Automotive                       3.9%

Footnote reads:
*Weightings are shown as a percentage of net assets. Holdings will vary over time.

In the financials sector, our bank holdings were generally the strongest performers, while brokerages struggled as investors turned away from the capital markets. Among the top relative performers in this industry were Bank of East Asia, based in Hong Kong, and Banca Popolare di Milano in Italy. One of the fund's worst-performing stocks overall was a brokerage company based in the Netherlands called Van der Moolen Holdings. This company has been hurt by lower trading volumes and by the fact that 80% of its revenues are earned in the United States and are weakened by the declining value of the U.S. dollar.

Two fund holdings also felt the indirect negative effects of corporate governance concerns in Europe. These pressures emerged when auditors of Ahold, a multinational supermarket chain based in the Netherlands, announced that it had overstated 2002 earnings in the United States. Although the fund did not own Ahold, it was affected because the news caused shockwaves across Europe and hurt stocks that, like Ahold, had high debt levels. One fund holding that was negatively affected was Parmalat Finanziaria, an Italian packaged foods company. It had taken on debt to finance recent expansion, and suffered the misfortune of bad timing by attempting to borrow more money in the bond market when the Ahold news was released. Another holding that was hurt was Hagemeyer, a Dutch electronics distributor. We believe the punishment of these stocks reflected negative market sentiment rather than fundamentals, since according to our analysis both companies can generate more than enough cash to support their debt. While we have endured a short-term decline, we like the long-term prospects of these companies. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam International Small- and Mid-Cap Core Team. The members of the team are Joseph Joseph (Portfolio Leader), Fabrice Bay (Portfolio Member), Andrew Graham (Portfolio Member), and Ronald Hua (Portfolio Member).


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In the closing months of the fund's fiscal period, the prospect for war with Iraq overshadowed every other factor in international markets. As witnessed in March, the outbreak of war ended uncertainty and helped markets improve. When the conflict concludes, we expect that an improvement in fundamental corporate earnings will be necessary to sustain a market rally. This profit recovery is coming about only very gradually. Also, after several false dawns of recovery have disappointed investors in the past couple of years, we believe investor pessimism and skepticism are likely to remain a drag on international stocks.

We find it encouraging that valuations have become much more attractive over the past six months. While there may be obstacles to a sustained market advance, we also think there is a lot of support for stocks at these price levels. Once a measure of confidence returns, we think investors will gradually come to realize that, among a variety of investment choices, stocks offer the most attractive potential rewards relative to risk. We believe international stocks also appear to have better valuations than U.S. stocks. This gives us considerable optimism for the fund over the medium term -- 12 to 18 months -- though the immediate future remains challenging.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing includes certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks, including illiquidity and volatility, may be associated with emerging-markets securities. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended February 28, 2003. In accordance with NASD requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. A profile of your fund's strategy appears on the first page of the Report from Fund Management. Terms used in this section are defined on pages 9 and 10.



TOTAL RETURN FOR PERIODS ENDED 2/28/03

                             Class A          Class B          Class C          Class M       Class R
(inception dates)          (12/28/95)        (10/30/96)       (7/26/99)        (10/30/96)    (1/21/03)
                          NAV      POP      NAV    CDSC      NAV     CDSC      NAV     POP      NAV
------------------------------------------------------------------------------------------------------
6 months                -14.54% -19.48%   -14.97% -19.22%  -14.87%  -15.72%  -14.79% -17.79%  -14.66%
------------------------------------------------------------------------------------------------------
1 year                  -22.26  -26.75    -22.92  -26.78   -22.91   -23.68   -22.69  -25.39   -22.51
------------------------------------------------------------------------------------------------------
5 years                  11.32    4.94      7.05    5.05     7.25     7.25     8.51    4.68     9.90
Annual average            2.17    0.97      1.37    0.99     1.41     1.41     1.65    0.92     1.91
------------------------------------------------------------------------------------------------------
Life of fund             72.09   62.17     62.92   62.92    63.12    63.12    65.88   60.07    68.97
Annual average            7.87    6.98      7.05    7.05     7.07     7.07     7.32    6.78     7.59
------------------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/03

                        Citigroup (formerly
                           Salomon Smith            Lipper
                            Barney) World        International
                          Ex-U.S. Extended      Funds category
                            Markets Index          average*
----------------------------------------------------------------------------
6 months                      -9.03%               -11.84%
----------------------------------------------------------------------------
1 year                       -10.43                -19.06
----------------------------------------------------------------------------
5 years                      -16.59                -23.83
Annual average                -3.56                 -5.59
----------------------------------------------------------------------------
Life of fund                  -9.26                 -0.54
Annual average                -1.35                 -0.43
----------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the reporting period, the fund was offered on a limited basis and had limited assets. The fund's performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all shares.

*Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 2/28/03, there were 855, 822, 445, and 248 funds, respectively, in this Lipper category.



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/03

                                       Class A       Class B       Class C       Class M        Class R
--------------------------------------------------------------------------------------------------------
Distributions (number)                    1            --             1             1             --
--------------------------------------------------------------------------------------------------------
Income                                 $0.117          --          $0.002        $0.024           --
--------------------------------------------------------------------------------------------------------
Capital gains                             --           --             --            --            --
--------------------------------------------------------------------------------------------------------
  Total                                $0.117          --          $0.002        $0.024           --
--------------------------------------------------------------------------------------------------------
Share value:                         NAV     POP      NAV            NAV       NAV     POP       NAV
--------------------------------------------------------------------------------------------------------
8/31/02                            $15.00  $15.92   $14.63         $14.78    $14.79  $15.33       --
--------------------------------------------------------------------------------------------------------
1/21/03*                               --      --       --             --        --      --   $14.04
--------------------------------------------------------------------------------------------------------
2/28/03                             12.71   13.49    12.44          12.58     12.58   13.04    12.70
--------------------------------------------------------------------------------------------------------

*Inception date of class R shares.




TOTAL RETURN FOR PERIODS ENDED 3/31/03 (most recent calendar quarter)

                         Class A           Class B          Class C           Class M          Class R
(inception dates)      (12/28/95)        (10/30/96)        (7/26/99)        (10/30/96)        (1/21/03)
                       NAV     POP      NAV     CDSC      NAV    CDSC      NAV      POP          NAV
--------------------------------------------------------------------------------------------------------
6 months             -4.63%  -10.13%   -5.04%  -9.78%    -4.97%  -5.92%   -4.89%   -8.20%      -4.70%
--------------------------------------------------------------------------------------------------------
1 year              -30.58   -34.57   -31.12  -34.57    -31.12  -31.81   -30.97   -33.38      -30.73
--------------------------------------------------------------------------------------------------------
5 years               1.59    -4.23    -2.24   -4.09     -2.07   -2.07    -0.94    -4.40        0.39
Annual average        0.32    -0.86    -0.45   -0.83     -0.42   -0.42    -0.19    -0.90        0.08
--------------------------------------------------------------------------------------------------------
Life of fund         69.52    59.74    60.56   60.56     60.65   60.65    63.38    57.65       66.57
Annual average        7.54     6.67     6.74    6.74      6.75    6.75     7.00     6.47        7.28
--------------------------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For a portion of the reporting period, the fund was offered on a limited basis and had limited assets. The fund's performance data reflect an expense limitation peviously in effect. Without the expense limitation, total returns would have been lower. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


COMPARATIVE BENCHMARKS

Citigroup (formerly Salomon Smith Barney) World Ex-U.S. Extended Markets Index is an unmanaged index of those companies whose capitalization falls within the bottom quintile of the Citigroup (formerly Salomon Smith Barney) World Ex-U.S. Index.

Morgan Stanley Capital International EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2500 Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock  performance.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged list of U.S. Treasury and agency securities.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
February 28, 2003 (Unaudited)

COMMON STOCKS (97.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (--%)
-------------------------------------------------------------------------------------------------------------------
            319,050 Ridley Corp., Ltd.                                                                     $278,783

Austria (0.1%)
-------------------------------------------------------------------------------------------------------------------
             12,237 Mayr-Melnhof Karton AG                                                                  957,610

Belgium (0.6%)
-------------------------------------------------------------------------------------------------------------------
              5,888 Barco NV                                                                                304,556
              7,738 Colruyt SA                                                                              459,033
            137,079 Omega Pharma SA                                                                       2,112,344
             84,700 Umicore                                                                               3,453,760
                                                                                                      -------------
                                                                                                          6,329,693

Bermuda (1.7%)
-------------------------------------------------------------------------------------------------------------------
            270,560 Frontline, Ltd.                                                                       2,871,304
          1,726,000 Orient-Express Hotels, Ltd. Class A (NON)                                            16,138,100
                                                                                                      -------------
                                                                                                         19,009,404

Canada (3.5%)
-------------------------------------------------------------------------------------------------------------------
            539,700 Agrium, Inc.                                                                          5,796,603
              8,500 BPO Properties, Ltd. (NON)                                                              147,211
             73,827 Cinram International, Inc.                                                              416,785
             47,352 Ensign Resource Service Group, Inc.                                                     588,364
             40,200 Exco Technologies, Ltd.                                                                 188,897
             76,013 Extendicare, Inc. Class A (NON)                                                         158,180
             15,700 Hummingbird, Ltd. (NON)                                                                 250,829
             82,650 International Forest Products Class A (NON)                                             416,107
             61,735 Methanex Corp.                                                                          571,889
             21,800 Open Text Corp. (NON)                                                                   613,452
            329,800 Penn West Petroleum, Ltd. (NON)                                                       8,888,682
            873,554 Quebecor World, Inc.                                                                 19,931,597
             46,700 Rothmans, Inc.                                                                          783,088
                                                                                                      -------------
                                                                                                         38,751,684

China (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,789,000 People's Food Holdings, Ltd.                                                            920,786

Czech Republic (1.0%)
-------------------------------------------------------------------------------------------------------------------
            328,169 Cesky Telecom AS (NON)                                                                2,990,747
            116,243 Komercni Banka AS                                                                     8,309,272
                                                                                                      -------------
                                                                                                         11,300,019

Denmark (1.2%)
-------------------------------------------------------------------------------------------------------------------
             31,125 Bang & Olufsen A/S                                                                      578,129
              8,575 DSV, De Sammensluttede Vognmaend A/S                                                    163,009
            230,725 ISS A/S (NON)                                                                         6,980,811
            252,155 Novozymes A/S Class B                                                                 5,287,381
              5,850 Radiometer A/S Class B                                                                  317,916
                                                                                                      -------------
                                                                                                         13,327,246

Finland (0.6%)
-------------------------------------------------------------------------------------------------------------------
            613,400 Metso Corp.                                                                           6,345,598
             50,900 Pohjola Group PLC Series D                                                              800,808
                                                                                                      -------------
                                                                                                          7,146,406

France (8.5%)
-------------------------------------------------------------------------------------------------------------------
            167,747 Autoroutes du Sud de la France (ASF) (NON)                                            4,300,380
            234,142 Autoroutes du Sud de la France (ASF) 144A (NON)                                       6,002,489
              4,402 Bongrain SA                                                                             177,885
              4,853 Camaieu                                                                                 189,050
            443,289 Cie Generale D'Optique Essilor International SA                                      17,196,776
              6,552 Ciments Francais Class A                                                                321,673
            316,456 CNP Assurances                                                                       12,409,463
             15,535 Eiffage SA                                                                            1,088,134
              4,050 Entenial                                                                                140,312
              3,400 Esso SAF                                                                                289,443
            140,400 Generale De Sante (NON)                                                               1,422,173
            364,400 Generale De Sante 144A (NON)                                                          3,691,168
          3,592,672 Havas Advertising SA                                                                 10,646,524
            285,949 Pechiney SA Class A                                                                   7,241,258
            106,436 Pernod-Ricard                                                                         8,240,886
            705,158 Publicis Group SA                                                                    12,705,165
             19,612 Vallourec SA                                                                          1,077,828
             24,331 Wavecom SA (NON)                                                                        222,862
            326,098 Zodiac SA                                                                             6,114,416
                                                                                                      -------------
                                                                                                         93,477,885

Germany (3.3%)
-------------------------------------------------------------------------------------------------------------------
             13,470 Aareal Bank AG (NON)                                                                    148,782
            319,384 Deutsche Boerse AG                                                                   12,372,847
             11,800 Duerr AG                                                                                178,020
            218,702 Hannover Rueckversicherungs AG (NON)                                                  4,913,788
             54,300 Inka AG                                                                                 638,384
              2,000 KSB AG - Pfd.                                                                           153,062
            720,673 MAN AG                                                                               10,406,403
             22,091 Porsche AG - Pfd.                                                                     7,141,578
             11,212 Vossloh AG                                                                              323,195
              3,287 Zapf Creation AG                                                                         91,208
                                                                                                      -------------
                                                                                                         36,367,267

Greece (1.5%)
-------------------------------------------------------------------------------------------------------------------
            108,800 Greek Organization of Football Prognostics SA                                         1,020,013
            402,300 Greek Organization of Football Prognostics SA 144A                                    3,771,611
          2,087,300 Panafon Hellenic Telecom SA                                                          10,886,488
            122,825 Piraeus Bank SA                                                                         690,899
            193,520 Technical Olympic SA                                                                    575,563
                                                                                                      -------------
                                                                                                         16,944,574

Hong Kong (2.8%)
-------------------------------------------------------------------------------------------------------------------
            635,000 APT Satellite Holdings, Ltd.                                                            124,580
          5,779,200 Bank of East Asia, Ltd.                                                              10,782,366
          3,551,000 Citic Ka Wah Bank, Ltd.                                                                 944,827
          2,639,900 Dah Sing Financial Group                                                             12,795,658
          4,334,000 First Pacific Co., Ltd. (NON)                                                           489,052
          1,320,000 Fountain Set Holdings, Ltd.                                                             964,789
            171,600 Hanison Construction Holdings, Ltd.                                                       5,941
          1,190,000 Hengan International Group Co., Ltd.                                                    396,738
          5,707,000 New World Development Co., Ltd.                                                       2,597,883
          4,212,000 Oriental Press Group                                                                    707,527
            374,500 SmarTone Telecommunications Holdings, Ltd.                                              412,984
            393,000 VTech Holdings, Ltd.                                                                    259,527
                                                                                                      -------------
                                                                                                         30,481,872

Hungary (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,140,515 Magyar Tavkozlesi I Rt (Matav)                                                       10,238,844

Ireland (0.1%)
-------------------------------------------------------------------------------------------------------------------
             37,100 DCC PLC                                                                                 381,799
            252,300 Glanbia PLC                                                                             358,880
                                                                                                      -------------
                                                                                                            740,679

Italy (5.8%)
-------------------------------------------------------------------------------------------------------------------
          1,705,000 Arnoldo Mondadori Editore SpA                                                        10,270,552
          3,975,811 Banca Popolare di Milano Scrl (BPM) (NON)                                            15,423,602
            100,106 Buzzi Unicem SpA                                                                        609,489
            294,500 Compagnie Industriali Riunite (CIR) SpA                                                 273,558
          1,454,033 Italcementi SpA                                                                      13,443,710
             17,227 Italmobiliare SpA                                                                       350,485
          5,956,967 Parmalat Finanziaria SpA                                                              9,750,807
          4,028,965 Snam Rete Gas SpA                                                                    14,283,906
                                                                                                      -------------
                                                                                                         64,406,109

Japan (19.4%)
-------------------------------------------------------------------------------------------------------------------
            163,000 Aica Kogyo Co., Ltd.                                                                  1,122,521
            204,050 Aiful Corp.                                                                           7,682,085
             70,000 Air Water, Inc.                                                                         295,516
          1,256,000 Aisin Seiki Co., Ltd.                                                                17,203,587
          1,772,000 Brother Industries, Ltd.                                                             10,688,968
          1,226,000 Citizen Watch Co., Ltd.                                                               6,306,328
             26,900 CRC Solutions Corp.                                                                     250,111
            230,000 Daiei Omc, Inc. (NON)                                                                   502,030
             27,600 Daiichikosho Co., Ltd.                                                                  695,838
            588,000 Daikin Industries, Ltd.                                                               9,402,030
             78,000 Daimei Telecom Engineering Corp.                                                        213,807
            370,600 Daito Trust Construction Co., Ltd.                                                    7,227,014
             39,000 Daiwabo Information System Co., Ltd.                                                    205,888
              5,100 Data Communication System Co., Ltd.                                                      73,264
             40,000 Denny's Japan Co., Ltd.                                                                 603,384
             37,900 Exedy Corp.                                                                             272,547
             19,100 FCC Co., Ltd.                                                                           481,540
          2,115,000 Fuji Heavy Industries                                                                 8,159,391
              1,559 Fuji Television Network, Inc.                                                         5,473,646
             16,800 Fukuda Denshi                                                                           227,411
             17,300 Goldcrest Co., Ltd.                                                                     393,714
             14,400 Gulliver International Co., Ltd.                                                        358,173
             15,000 Hisamitsu Pharmaceutical Co., Inc.                                                      166,371
             42,000 Hitachi Medical Corp.                                                                   465,482
             74,000 Hitachi Plant Engineering & Construction Co., Ltd.                                      180,305
            546,000 Iseki & Co., Ltd. (NON)                                                                 448,071
            269,000 Jaccs Co., Ltd.                                                                         974,044
              2,600 Joint Corp.                                                                              15,838
             44,700 K's Denki Corp.                                                                         597,513
            362,000 Kansai Paint Co., Ltd.                                                                1,022,910
            288,000 Kawasaki Kisen Kaisha, Ltd.                                                             635,939
             10,000 Kawasumi Laboratories, Inc.                                                              57,530
             96,300 Keihin Corp.                                                                            960,556
             40,900 Kintetsu World Express, Inc.                                                            416,959
            170,000 Leopalace21 Corp. (NON)                                                                 921,912
            100,400 Mabuchi Motor Co., Ltd.                                                               7,619,188
             20,500 Mandom Corp.                                                                            398,900
             20,800 Mars Engineering Corp.                                                                  521,760
            602,800 Meitec Corp.                                                                         14,228,528
             74,000 Mikuni Coca-Cola Bottling Co., Ltd.                                                     512,115
             78,000 Mitsuba Corp.                                                                           275,178
             78,000 Mochida Pharmaceutical Co., Ltd                                                         391,980
            225,000 Nichias Corp.                                                                           464,467
             98,000 Nifco, Inc.                                                                           1,091,100
             58,200 Nihon Unisys, Ltd.                                                                      304,787
             82,000 Nippon Densetsu Kogyo Co., Ltd.                                                         289,289
          1,269,000 Nippon Electric Glass Co., Ltd.                                                      14,225,254
            118,000 Nippon Konpo Unyu Soko Co.                                                              899,475
            912,000 Nippon Meat Packers, Inc.                                                             9,228,020
            791,300 Nissin Food Products Co., Ltd.                                                       15,866,168
            899,000 Olympus Optical Co., Ltd.                                                            14,526,988
            400,000 Ono Pharmaceutical Co., Ltd.                                                         12,554,992
          1,150,000 Onward Kashiyama Co., Ltd.                                                            8,688,240
             76,100 Ryosan Co., Ltd.                                                                        753,918
             69,000 Sangetsu Co., Ltd.                                                                    1,167,513
             32,000 Seikagaku Corp.                                                                         435,871
             43,200 Shimachu Co., Ltd.                                                                      785,787
            289,700 Shimano, Inc.                                                                         3,798,942
             63,000 Showa Corp.                                                                             545,787
          1,345,000 Showa Shell Sekiyu K.K.                                                               8,887,014
             42,000 SRL, Inc.                                                                               331,523
             57,000 Taikisha, Ltd.                                                                          509,721
            115,000 Teikoku Tsushin Kogyo Co., Ltd.                                                         374,577
             17,000 Tokai Rubber Industries, Ltd.                                                           158,206
            145,000 Tokico, Ltd.                                                                            423,223
            418,000 Tokyu Land Corp. (NON)                                                                  459,729
            148,000 Toyo Tire & Rubber Co., Ltd.                                                            318,037
            127,000 U's BMB Entertainment Corp.                                                             205,220
            529,000 USHIO, Inc.                                                                           5,433,215
             63,000 Valor Co., Ltd.                                                                         809,086
             24,000 Yamato Kogyo Co., Ltd.                                                                  111,675
            303,000 Yodogawa Steel Works, Ltd.                                                              845,939
             77,000 Yokohama Rubber Co., Ltd. (The)                                                         205,203
             10,900 Zensho Co., Ltd.                                                                        294,171
                                                                                                      -------------
                                                                                                        213,643,009

Mexico (0.7%)
-------------------------------------------------------------------------------------------------------------------
            815,443 Grupo Aeroportuario del Sureste SA de CV ADR                                          8,276,746

Netherlands (5.7%)
-------------------------------------------------------------------------------------------------------------------
            414,727 CSM NV                                                                                8,272,301
            547,067 Equant NV (NON)                                                                       2,894,540
             35,436 Exact Holding NV (NON)                                                                  364,675
              5,699 Furgo NV-CVA                                                                            199,590
          2,243,843 Hagemeyer NV                                                                         10,953,382
            349,812 Hunter Douglas NV                                                                    10,132,615
             39,400 Koninklijke BAM NBM NV                                                                  498,875
             16,045 Koninklijke Grolsch NV                                                                  298,254
            987,090 Koninklijke Vendex KRB NV                                                             7,105,437
                  2 Koninklijke Wessanen NV                                                                      10
            712,779 Nutreco Holding NV                                                                    9,677,942
             14,601 Sligro Food Group, NV                                                                   595,533
            101,777 Unit 4 Agresso NV (NON)                                                                 371,798
            893,100 Van der Moolen Holding NV                                                            11,789,456
                                                                                                      -------------
                                                                                                         63,154,408

New Zealand (0.1%)
-------------------------------------------------------------------------------------------------------------------
            395,003 Fletcher Building, Ltd.                                                                 778,160
             24,205 Sanford, Ltd.                                                                            68,697
                                                                                                      -------------
                                                                                                            846,857

Norway (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,675,312 DnB Holdings ASA                                                                      6,339,676
            169,500 Norske Skogindustrier ASA                                                             2,165,673
            640,680 Norske Skogindustrier ASA 144A (NON)                                                  8,185,860
          1,287,200 Tandberg ASA (NON)                                                                    6,111,207
                                                                                                      -------------
                                                                                                         22,802,416

Portugal (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,964,590 Brisa-Auto Estradas de Portugal SA                                                   10,648,722

Singapore (0.2%)
-------------------------------------------------------------------------------------------------------------------
             28,000 Asia Pacific Breweries, Ltd.                                                             79,223
          1,010,000 Comfort Group, Ltd.                                                                     522,744
          2,778,000 Datapulse Technology, Ltd.                                                              279,573
            152,000 Marco Polo Developments, Ltd.                                                           152,096
            932,000 MobileOne Asia, Ltd. (NON)                                                              659,244
                                                                                                      -------------
                                                                                                          1,692,880

South Korea (1.2%)
-------------------------------------------------------------------------------------------------------------------
             33,600 Cheil Industries, Inc.                                                                  401,139
             10,360 CJ Home Shopping                                                                        457,416
             20,499 Dong-A Pharmaceutical Co., Ltd.                                                         338,330
             13,640 Dongbu Insurance Co., Ltd.                                                               26,169
             19,140 Hanil Cement Manufacturing Co., Ltd.                                                    520,353
             37,260 Hyundai Marine & Fire Insurance Co.                                                     691,445
             92,970 Korea Exchange Bank (NON)                                                               280,406
            386,910 Korea Tobacco & Ginseng Corp.                                                         5,429,576
             46,960 LG Engineering & Construction, Ltd.                                                     554,739
            170,120 LG Household & Health Care, Ltd.                                                      3,634,434
             84,000 Poongsan Corp.                                                                          682,641
              5,780 Tae Young Corp.                                                                         150,117
                                                                                                      -------------
                                                                                                         13,166,765

Spain (2.7%)
-------------------------------------------------------------------------------------------------------------------
            590,276 Altadis SA                                                                           13,987,430
            484,202 Red Electrica de Espana                                                               5,911,723
          2,623,097 Sol Melia SA                                                                          8,734,346
             99,047 Vallehermoso SA                                                                         970,203
                                                                                                      -------------
                                                                                                         29,603,702

Sweden (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,368,100 Alfa Laval AB                                                                        11,499,342
              6,400 Bergman & Beving AB                                                                      31,223
            527,885 Billerud AB                                                                           6,205,666
             37,400 Elekta AB Class B (NON)                                                                 349,533
          1,572,860 Eniro AB                                                                              9,984,652
             87,500 Peab AB                                                                                 462,881
          1,063,000 Swedish Match AB                                                                      7,997,649
                                                                                                      -------------
                                                                                                         36,530,946

Switzerland (6.2%)
-------------------------------------------------------------------------------------------------------------------
            117,536 Actelion, Ltd. (NON)                                                                  5,419,402
              1,292 Bucher Industries AG (NON)                                                              101,034
            177,176 Ciba Specialty Chemicals AG                                                          11,495,853
            592,516 Clariant AG                                                                           4,336,229
            340,567 Converium Holding AG (NON)                                                           14,685,460
              1,230 Forbo Holding AG                                                                        344,817
             13,088 Givaudan SA                                                                           5,368,446
              4,388 Helvetia Patria Holding                                                                 433,782
            300,180 Logitech International (NON)                                                         10,065,054
                 30 Motor Columbus, Ltd.                                                                     49,797
             84,824 Nobel Biocare Holding AG                                                              5,006,212
              6,580 Sarna Kunststoff Holding AG (NON)                                                       485,430
             34,500 Saurer AG (NON)                                                                         763,556
             24,720 Schindler Holding AG                                                                  3,423,962
              1,027 Sika AG                                                                                 256,087
              4,798 St. Galler Kantonalbank                                                                 771,644
             93,238 Syngenta AG                                                                           4,543,246
              6,553 Unilabs                                                                                  87,019
              6,103 Zellweger Luwa AG                                                                       437,858
                                                                                                      -------------
                                                                                                         68,074,888

Taiwan (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,154,500 ASE Test, Ltd. (NON)                                                                  6,118,780
          5,742,000 Siliconware Precision Industries Co. (NON)                                            2,778,387
                                                                                                      -------------
                                                                                                          8,897,167

United Kingdom (21.7%)
-------------------------------------------------------------------------------------------------------------------
         14,098,810 Aegis Group PLC                                                                      13,378,890
            137,341 Alexon Group PLC                                                                        410,993
          1,539,504 Alliance Unichem PLC                                                                  9,517,021
            178,446 Alvis PLC                                                                               413,147
             79,459 Bespak PLC                                                                              342,905
          1,445,374 BPB PLC                                                                               5,987,100
          1,041,667 Bunzl PLC                                                                             6,316,408
            989,269 Cairn Energy PLC (NON)                                                                5,022,687
          1,287,886 Capital Radio PLC                                                                     7,707,998
            121,984 Clinton Cards PLC                                                                       295,872
          1,329,486 Daily Mail and General Trust Class A                                                 10,134,672
          1,280,054 Davis Service Group PLC                                                               6,511,955
            327,305 DS Smith PLC                                                                            773,258
            692,470 EasyJet PLC (NON)                                                                     2,072,216
            600,076 Electrocomponents PLC                                                                 2,230,482
         19,209,140 Enodis PLC (NON)                                                                     11,042,854
          3,775,364 Firstgroup PLC                                                                       13,676,256
             27,244 French Connection Group PLC                                                             401,202
          1,020,564 Galen Holdings PLC                                                                    5,545,490
          1,018,948 Gallaher Group PLC                                                                    9,998,173
             80,057 Go-Ahead Group PLC                                                                      764,734
             58,741 Helical Bar PLC                                                                         605,987
             61,277 ICAP PLC                                                                                828,067
          1,174,700 Informa Group PLC                                                                     2,997,247
             50,426 Kensington Group PLC                                                                    143,752
          6,800,721 Kidde PLC                                                                             6,132,125
             37,900 Kier Group PLC                                                                          273,093
            423,100 London Scottish Bank PLC                                                                706,365
          2,564,358 London Stock Exchange PLC                                                            12,904,170
            341,353 Man Group PLC                                                                         4,596,745
            636,551 McBride PLC                                                                             741,900
            358,166 Metalrax Group PLC                                                                      344,108
            204,131 New Look Group PLC                                                                      709,584
            414,883 Next PLC                                                                              5,227,526
            529,713 NHP PLC (NON)                                                                           901,042
            214,450 Paladin Resources PLC                                                                   273,585
            357,657 Peacock Group PLC                                                                       498,529
          2,069,016 Premier Farnell PLC                                                                   4,537,740
          1,011,505 Provident Financial PLC                                                               9,152,477
            150,400 Redrow PLC                                                                              625,363
            136,900 RPC Group PLC                                                                           295,396
            166,179 Savills PLC                                                                             318,004
          1,511,000 Selfridges PLC                                                                        5,354,606
            785,786 Senior PLC                                                                              269,181
          1,015,521 Severn Trent PLC                                                                     11,260,100
            307,716 Singer & Friedlander Group PLC                                                          593,700
            136,459 St. Modwen Properties PLC                                                               365,369
          3,561,224 Taylor Woodrow PLC                                                                   10,124,115
          3,412,348 Tomkins PLC                                                                          10,103,962
          3,151,061 Trinity Mirror PLC                                                                   19,752,426
            145,654 Vardy (Reg) PLC                                                                         755,890
            965,359 Viridian Group PLC                                                                    7,746,645
            128,400 Wagon PLC                                                                               196,163
          1,288,462 WH Smith Group PLC                                                                    5,357,425
            304,476 Wimpey (George) PLC                                                                   1,299,580
                                                                                                      -------------
                                                                                                        238,536,280

United States (0.6%)
-------------------------------------------------------------------------------------------------------------------
            307,909 Autoliv, Inc. (Swedish Depositary Receipts)                                           6,370,656
             28,840 Octel Corp.                                                                             464,324
                                                                                                     --------------
                                                                                                          6,834,980
                                                                                                     --------------
                    Total Common Stocks (cost $1,312,992,429)                                        $1,073,388,627

UNITS (0.5%) (a) (cost $4,515,071)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
          1,052,875 Satyam Computer Services, Ltd. 144A Structured Call Warrants
                    (issued by UBS AG) expiration 8/1/03 (India)                                         $4,982,128

SHORT-TERM INVESTMENTS (1.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $568,619 Short-term investments held as collateral for loaned securities with yields ranging from 1.26% to 1.38% and due dates ranging from
                    March 3, 2003 to April 23, 2003 (d)                                                    $568,400
         20,482,790 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.69% and due dates ranging
                    from March 3, 2003 to April 23, 2003 (d)                                             20,482,790
                                                                                                     --------------
                    Total Short-Term Investments (cost $21,051,190)                                     $21,051,190
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,338,558,690)                                          $1,099,421,945
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,101,516,711.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $552,720 of securities on
loan (identified cost $1,338,558,690) (Note 1)                               $1,099,421,945
-------------------------------------------------------------------------------------------
Cash                                                                                  2,198
-------------------------------------------------------------------------------------------
Foreign currency (cost $3,464,530) (Note 1)                                       3,470,281
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         3,120,755
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            2,374,039
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    4,291,853
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                           143,766
-------------------------------------------------------------------------------------------
Total assets                                                                  1,112,824,837

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,763,631
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        4,704,137
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,794,141
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          501,756
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        46,950
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          5,150
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              630,410
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                                2,222
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                  568,400
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              291,329
-------------------------------------------------------------------------------------------
Total liabilities                                                                11,308,126
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,101,516,711

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,182,932,435
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (6,546,779)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (835,923,099)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (238,945,846)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,101,516,711

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($587,609,165 divided by 46,246,978 shares)                                          $12.71
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.71)*                              $13.49
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($370,380,595 divided by 29,763,043 shares)**                                        $12.44
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($83,679,711 divided by 6,653,091 shares)**                                          $12.58
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($18,425,024 divided by 1,464,517 shares)                                            $12.58
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.58)*                              $13.04
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($902 divided by 71 shares)                                                          $12.70
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($41,421,314 divided by 3,255,881 shares)                                            $12.72
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended February 28, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,054,909)                                     $8,471,690
-------------------------------------------------------------------------------------------
Interest                                                                            340,782
-------------------------------------------------------------------------------------------
Securities lending                                                                   52,569
-------------------------------------------------------------------------------------------
Total investment income                                                           8,865,041

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  5,696,534
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,953,070
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    27,364
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     12,950
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               820,359
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,070,711
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               452,704
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                77,054
-------------------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                                     1
-------------------------------------------------------------------------------------------
Other                                                                               852,938
-------------------------------------------------------------------------------------------
Total expenses                                                                   11,963,685
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,518,576)
-------------------------------------------------------------------------------------------
Net expenses                                                                     10,445,109
-------------------------------------------------------------------------------------------
Net investment loss                                                              (1,580,068)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (195,594,306)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,309,788)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                       1,244,271
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the period                                             115,755
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                     (3,914,690)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (199,458,758)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(201,038,826)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      February 28             August 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          $(1,580,068)           $4,250,452
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (195,659,823)         (137,241,491)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and liabilities
in foreign currencies                                                  (3,798,935)          (47,780,771)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (201,038,826)         (180,771,810)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (5,617,373)           (5,695,391)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (11,213)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                                (33,954)              (38,825)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (495,734)             (264,104)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (95,624,768)          (53,618,052)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (302,821,868)         (240,388,182)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 1,404,338,579         1,644,726,761
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income of $6,546,779 and undistributed
net investment income of $1,191,563, respectively)                 $1,101,516,711        $1,404,338,579
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.00       $16.82       $26.76       $17.28       $12.37       $11.66
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           -- (d)      .10          .11          .05         (.01)         .05
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.17)       (1.80)      (10.00)       10.13         5.33         1.25
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.17)       (1.70)       (9.89)       10.18         5.32         1.30
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.12)        (.12)          --         (.15)        (.14)        (.04)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.05)        (.55)        (.27)        (.55)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.12)        (.12)        (.05)        (.70)        (.41)        (.59)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.71       $15.00       $16.82       $26.76       $17.28       $12.37
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.54)*     (10.17)      (37.00)       59.46        43.98        11.77
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $587,609     $751,623     $874,525   $1,311,822     $216,735      $95,404
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .82*        1.54         1.47         1.48         1.78         1.92
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .02*         .60          .54          .17         (.07)         .35
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 38.97*       90.87       203.36       144.34       106.76        89.50
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.63       $16.42       $26.31       $17.07       $12.25       $11.60
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.02)        (.05)        (.15)        (.12)        (.05)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.14)       (1.77)       (9.79)       10.01         5.27         1.25
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.19)       (1.79)       (9.84)        9.86         5.15         1.20
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.07)        (.06)          --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.05)        (.55)        (.27)        (.55)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --         (.05)        (.62)        (.33)        (.55)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.44       $14.63       $16.42       $26.31       $17.07       $12.25
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.97)*     (10.90)      (37.44)       58.24        42.84        10.94
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $370,381     $478,348     $584,300     $936,798     $171,524      $73,176
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.19*        2.29         2.22         2.23         2.53         2.67
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.35)*       (.15)        (.23)        (.57)        (.83)        (.43)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 38.97*       90.87       203.36       144.34       106.76        89.50
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                           February 28                                       July 26, 1999+
operating performance               (Unaudited)           Year ended August 31         to August 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.78       $16.59       $26.59       $17.27       $16.21
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.03)        (.04)        (.11)        (.01)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.15)       (1.78)       (9.91)       10.11         1.07
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.20)       (1.81)       (9.95)       10.00         1.06
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         -- (d)       --           --         (.13)          --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.05)        (.55)          --
-----------------------------------------------------------------------------------------------------
Total distributions                       -- (d)       --         (.05)        (.68)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.58       $14.78       $16.59       $26.59       $17.27
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.87)*     (10.91)      (37.46)       58.41         6.54*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $83,680     $102,078     $125,787     $170,579       $2,711
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.19*        2.29         2.22         2.23          .26*
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.35)*       (.16)        (.19)        (.44)        (.14)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 38.97*       90.87       203.36       144.34       106.76
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.79       $16.58       $26.50       $17.15       $12.30       $11.62
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.03)         .02           -- (d)     (.10)        (.08)        (.02)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.16)       (1.79)       (9.87)       10.10         5.28         1.25
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.19)       (1.77)       (9.87)       10.00         5.20         1.23
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.02)        (.02)          --         (.10)        (.08)          -- (d)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.05)        (.55)        (.27)        (.55)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.02)        (.02)        (.05)        (.65)        (.35)        (.55)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.58       $14.79       $16.58       $26.50       $17.15       $12.30
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.79)*     (10.68)      (37.28)       58.79        43.17        11.20
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $18,425      $23,904      $32,695      $64,164      $18,701       $8,799
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.07*        2.04         1.97         1.98         2.28         2.42
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.22)*        .11         (.01)        (.40)        (.58)        (.18)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 38.97*       90.87       203.36       144.34       106.76        89.50
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------
                                  For the period
                                January 21, 2003+
Per-share                         to February 28
operating performance               (Unaudited)
-------------------------------------------------
                                        2003
-------------------------------------------------
Net asset value,
beginning of period                   $14.04
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment loss (a)                   -- (d)
-------------------------------------------------
Net realized and unrealized
loss on investments                    (1.34)
-------------------------------------------------
Total from
investment operations                  (1.34)
-------------------------------------------------
Net asset value,
end of period                         $12.70
-------------------------------------------------
Total return at
net asset value (%)(b)                 (9.54)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                            $1
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .20*
-------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.02)*
-------------------------------------------------
Portfolio turnover (%)                 38.97*
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------
                                    Six months                            For the period
                                       ended                                February 1,
Per-share                           February 28                                2000+
operating performance               (Unaudited)    Year ended August 31   to August 31
----------------------------------------------------------------------------------------
                                        2003         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.05       $16.90       $26.81       $26.48
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .02          .15          .18          .15
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.19)       (1.84)      (10.04)         .18
----------------------------------------------------------------------------------------
Total from
investment operations                  (2.17)       (1.69)       (9.86)         .33
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.16)          --           --
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.05)          --
----------------------------------------------------------------------------------------
Total distributions                     (.16)        (.16)        (.05)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.72       $15.05       $16.90       $26.81
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.50)*     (10.02)      (36.81)        1.25*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $41,421      $48,386      $27,420      $36,815
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .69*        1.29         1.22          .72*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .14*         .87          .85          .51*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 38.97*       90.87       203.36       144.34
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
February 28, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam International Voyager Fund, which effective April 30, 2003, will have a name change to Putnam International Capital Opportunities Fund, (the "fund") is a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principle place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans.
Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Effective October 1, 2002, a redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A. The fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2003, the value of securities loaned amounted to $552,720. The fund received cash collateral of $568,400, which is pooled with collateral of other Putnam funds into 28 issuers of high-grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended February 28, 2003, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2002, the fund had a capital loss carryover of approximately $608,779,000 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $65,154,000    August 31, 2009
   543,625,000    August 31, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2003 approximately $21,528,000 of losses recognized during the period November 1, 2001 to August 31, 2002.

The aggregate identified cost on a tax basis is $1,349,282,574, resulting in gross unrealized appreciation and depreciation of $35,108,701 and $284,969,330, respectively, or net unrealized depreciation of $249,860,629.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2003, the fund's expenses were reduced by $1,518,576 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,267 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $52,415 and $1,470 from the sale of class A and class M shares, respectively, and received $505,844 and $5,116 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2003, Putnam Retail Management, acting as underwriter, received $7,025 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $460,393,382 and $538,558,367, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 20,385,424        $278,982,265
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               380,147           5,181,379
---------------------------------------------------------------------------
                                            20,765,571         284,163,644

Shares repurchased                         (24,622,130)       (336,661,741)
---------------------------------------------------------------------------
Net decrease                                (3,856,559)       $(52,498,097)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 48,070,888        $770,020,123
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               328,338           5,171,351
---------------------------------------------------------------------------
                                            48,399,226         775,191,474

Shares repurchased                         (50,274,254)       (801,608,743)
---------------------------------------------------------------------------
Net decrease                                (1,875,028)       $(26,417,269)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,758,935         $23,504,996
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,758,935          23,504,996

Shares repurchased                          (4,697,853)        (61,959,598)
---------------------------------------------------------------------------
Net decrease                                (2,938,918)       $(38,454,602)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,386,301        $119,633,084
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             7,386,301         119,633,084

Shares repurchased                         (10,274,502)       (159,581,462)
---------------------------------------------------------------------------
Net decrease                                (2,888,201)       $(39,948,378)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    858,203         $11,710,380
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                   829             11,202
---------------------------------------------------------------------------
                                               859,032          11,721,582

Shares repurchased                          (1,110,164)        (14,860,077)
---------------------------------------------------------------------------
Net decrease                                  (251,132)        $(3,138,495)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,323,807         $51,426,064
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,323,807          51,426,064

Shares repurchased                          (4,001,520)        (61,164,937)
---------------------------------------------------------------------------
Net decrease                                  (677,713)        $(9,738,873)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    121,796          $1,634,308
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,513              33,944
---------------------------------------------------------------------------
                                               124,309           1,668,252

Shares repurchased                            (275,754)         (3,671,874)
---------------------------------------------------------------------------
Net decrease                                  (151,445)        $(2,003,622)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    631,926         $10,288,299
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,316              36,112
---------------------------------------------------------------------------
                                               634,242          10,324,411

Shares repurchased                            (990,297)        (15,750,559)
---------------------------------------------------------------------------
Net decrease                                  (356,055)        $(5,426,148)
---------------------------------------------------------------------------

                                           For the period January 21, 2003
                                              (commencement of operations)
                                                      to February 28, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                         71              $1,000
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                    71               1,000

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                        71              $1,000
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,775,441         $24,231,149
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                36,342             495,734
---------------------------------------------------------------------------
                                             1,811,783          24,726,883

Shares repurchased                          (1,770,418)        (24,257,835)
---------------------------------------------------------------------------
Net increase                                    41,365            $469,048
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,755,698         $79,763,057
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                16,734             264,104
---------------------------------------------------------------------------
                                             4,772,432          80,027,161

Shares repurchased                          (3,180,391)        (52,114,545)
---------------------------------------------------------------------------
Net increase                                 1,592,041         $27,912,616
---------------------------------------------------------------------------

At February 28, 2003, Putnam Investments, LLC owned 71 class R shares of the fund (100% of class R shares outstanding), valued at $902.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Justin M. Scott
Vice President

Joseph Joseph
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam International Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA011-88613  2AZ/2CI/2NU/2CJ/2ZB/2QF  4/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam International Voyager Fund
Supplement to Semiannual Report dated 2/28/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.


RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 2/28/03

                                                                        NAV

6 months                                                             -14.50%
1 year                                                               -22.16
5 years                                                               12.08
Annual average                                                         2.31
Life of fund (since class A inception, 12/28/95)                      73.26
Annual average                                                         7.97

Share value:                                                            NAV

8/31/02                                                              $15.05
2/28/03                                                              $12.72

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains        Total
                     1          $0.158              --            $0.158

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
New Value
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-03

[GRAPHIC OMITTED: LIGHTBULB]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

The prolonged and persistent market decline has certainly tried the patience of equity investors, including the stalwart shareholders of Putnam New Value Fund, to whom we regretfully must report negative results for the six months ended February 28, 2003. While the fund underperformed its benchmark index, its results were in line with its Lipper category average as detailed on page 7.

In the following report, your fund's management team lays out the factors most directly responsible for the fund's results during the semiannual period. The managers also discuss the strategies they employed both in response to the difficult current market environment and in positioning the fund to take maximum advantage of opportunities they believe will present themselves in the months ahead.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 16, 2003

REPORT FROM FUND MANAGEMENT

  FUND HIGHLIGHTS

* Putnam New Value Fund declined during the semiannual period ended February 28, 2003, with class A shares posting returns of -8.34% at net asset value and -13.64% at public offering price.

* The fund underperformed its benchmark, the Russell 3000 Value Index, which returned -7.85% for the period.

* However, the fund modestly outperformed the average return for its Lipper category, Multi-cap Value Funds, which was -8.63%.

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

The fund's results should be considered in the context of a market environment in which all major equity indexes had negative returns. Value stocks suffered greater declines than growth stocks. That said, your fund, which emphasizes lower-quality, riskier stocks within the value spectrum, was hurt by investors' waning appetite for risk during the period. The fund assumes a greater level of risk in pursuit of greater reward potential, which may explain its underperformance relative to its benchmark.

Fund Profile

Putnam New Value Fund seeks long-term capital appreciation by investing in common stocks of undervalued, out-of-favor midsize and large companies that Putnam Management believes are likely to appreciate over time. The portfolio may be appropriate for investors who seek strong long-term reward potential and are willing to assume proportionate risk.

Although we are disappointed by these results, we are encouraged by the fund's competitive standing. It outperformed the average of its Lipper peer group, the Multi-cap Value Funds category. While there can be no guarantees, we anticipate that our strategies may prove similarly successful when the investing environment eventually becomes more hospitable.

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* MARKET OVERVIEW

Markets remained volatile throughout the semiannual period, reflecting a gloomy uncertainty over the timing of an economic recovery, a war with Iraq, and rising energy prices. A number of rallies took hold, but proved to be short-lived. Investors, already shaky from months of negative news, found little to cheer about in a sea of earnings disappointments, bond-rating downgrades, and increasing jobless claims. Meanwhile, news of higher productivity levels and modest increases in capital spending seemed to strike a positive note. At the time this report was being written, economic statistics seemed neither to confirm nor rule out a double-dip recession.

As asset classes rotated in and out of favor, the markets offered no clear direction for investors attempting to weigh the relative virtues of bonds, stocks, large caps and small caps, growth and value, and domestic or international investments. Investors were, however, given ample evidence in support of maintaining a broadly diversified portfolio.

MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/28/03

Equities

Russell 3000 Value Index (multi-cap value stocks)            -7.85%
-----------------------------------------------------------------------
Russell 1000 Growth Index (large-cap growth stocks)          -6.72%
-----------------------------------------------------------------------
Russell Midcap Growth Index (mid-cap growth stocks)          -1.36%
-----------------------------------------------------------------------
S&P 500 Index                                                -7.29%
-----------------------------------------------------------------------
Bonds

Lehman Aggregate Bond Index (U.S. government and
corporate bonds)                                              4.74%
-----------------------------------------------------------------------
Lehman Municipal Bond Index (municipal bonds)                 3.36%
-----------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                         7.46%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors. They assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

* STRATEGY OVERVIEW

The process of selecting stocks for the portfolio has not changed. Since 1995, Putnam New Value Fund has pursued capital appreciation by investing in large, established companies that are significantly undervalued by the market. The fund's multi-cap investment strategy targets distressed companies that have the potential for above-average capital appreciation over time and it accepts proportionately higher risks. The fund does not deliberately pursue low volatility or high yield, so it is not positioned to be conservative or defensive. Rather, it is a value fund for investors who have a higher tolerance for risk.

Putnam New Value Fund invests without regard to a company's market capitalization. It invests in truly large businesses, some of which are so deeply out of favor that their market capitalizations have fallen into the small- to mid-cap range. We define large companies as those that have been in business for at least 10 years and generate a minimum of $1 billion in annual revenues. These criteria exclude most former high-fliers that never achieved real substance. We balance quantitative methods and fundamental research to enhance return and manage risk. Because the fund's holdings may be more sensitive to company-specific news, their performance may not be closely correlated with the overall market.


[GRAPHIC OMITTED: horizontal bar chart INDUSTRY SECTOR WEIGHTINGS COMPARED]

INDUSTRY SECTOR WEIGHTINGS COMPARED*

                            as of 8/31/02               as of 2/28/03

Banking                        10.5%                       10.0%

Financial                       6.1%                        8.6%

Retail                          5.7%                        6.5%

Conglomerates                   6.7%                        6.1%

Oil and gas                     6.7%                        5.4%

Footnote reads:
*This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

Fund performance was helped by a number of stocks that achieved positive returns in an unfavorable market. Notably, retailer JC Penney, under the skillful guidance of CEO Allen Questrom, is executing a successful turnaround. Questrom has helped reshape the company's core operations, and is finding hidden value in the company's subsidiary, the Eckert Drug Store chain. Hewlett-Packard was one of the best-performing technology stocks in 2002, and helped boost relative performance. Investors were concerned that HP's merger with Compaq Computer could result in a loss of market share. This has not come to pass, and in fact the synergies and cost-cutting measures of the merger have exceeded expectations. Strong earnings contributed to a healthy appreciation in HP's stock price. The fund's position in Elan Corp. also proved very profitable. The stock of this Irish company, which invents specialized drug-delivery systems, declined precipitously when investors feared it would go bankrupt for having overextended itself through numerous acquisitions. With bond ratings slashed and senior management departing, the company's future looked bleak. However, we had conviction that the company's medical technology products and accompanying rights could be profitable, and we were impressed with the experienced team of directors that was assembled to save the company from bankruptcy. Rather than investing directly in Elan stock, we took a position in the company's U.S. dollar-based convertible liquid yield option notes, which are affected by the value of the underlying stock and also the credit standing of the company. We are pleased to report that the return has been very rewarding. We have taken profits along the way. The fund still maintains a position in Elan, and we anticipate further appreciation potential in the coming months.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

Citigroup, Inc
Financial

Exxon Mobil Corp.
Oil and gas

Tyco International, Ltd.
Bermuda
Conglomerates

Fannie Mae
Financial

U.S. Bancorp
Banking

Hewlett-Packard Co.
Computers

Bank of America Corp.
Banking

JC Penney Co., Inc. (Holding Co.)
Retail

Liberty Media Corp. Class A
Media

Altria Group, Inc.
Tobacco

Footnote reads:
*These holdings represent 33.2% of the fund's net assets as of 2/28/03.
 Portfolio holdings will vary over time.


The fund's rather large position in Cigna detracted from portfolio performance. This health-care and retirement benefits company suffered declining enrollments in its HMO plans when service quality apparently dropped. Its bond rating was downgraded, and it preannounced a disappointing earnings report, all of which undermined investors' confidence in the company. We believe the company and the stock have the potential for a strong recovery, and so we have maintained a position. Incidentally, Cigna is the only stock held continuously by the portfolio since its inception in 1995. Over time, the stock has contributed significantly to the fund's returns.

El Paso Corp. was the second-largest detractor from performance during the period. We believed that El Paso would survive the stigma that attached to energy traders after the spectacular downfall of Enron. However, it has suffered more than we had anticipated. We believe the stock has some turnaround potential and are therefore maintaining a small position.

Fund holding Royal Dutch Petroleum took an unexpected hit when it was dropped from the S&P 500 Index in a reorganization that replaced foreign companies with domestic ones. When all the major oil companies declined in tandem, we sold the fund's position and took the opportunity to buy shares of Exxon Mobil instead.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value Team. The members of the team are David L. King (Portfolio Leader), Mike Abata (Portfolio Member), Bartlett Geer, Deborah Kuenstner, Coleman Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

It is difficult to be optimistic in an environment where high energy prices, war, recession, and other potential shock factors contribute to extreme uncertainty. It is also unrealistic to try to offer a precise near-term outlook. Nevertheless, history has taught us that the economy and the markets are cyclical and we are confident that in time, they will recover. Currently, while valuations are very low, we are upgrading the quality of the portfolio by exchanging lesser quality, riskier stocks for those that we believe to be of higher quality. We are able to do this without paying a premium, and without sacrificing the portfolio's return potential. Furthermore, because the market has been so thoroughly flattened, we see opportunities in almost every industry sector. When the market eventually turns the corner, as we believe it will, the fund is positioned to participate in a broad-based rally.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended February 28, 2003. In accordance with NASD requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. A profile of your fund's strategy appears on the first page of this report. Terms used in this section are defined on pages 8 and 9.

TOTAL RETURN FOR PERIODS ENDED 2/28/03

                     Class A         Class B         Class C         Class M
(inception dates)   (1/3/95)        (2/26/96)       (7/26/99)       (2/26/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -8.34% -13.64%  -8.65% -13.21%  -8.65%  -9.57%  -8.57% -11.77%
------------------------------------------------------------------------------
1 year          -19.94  -24.53  -20.59  -24.56  -20.55  -21.34  -20.32  -23.13
------------------------------------------------------------------------------
5 years           2.32   -3.56   -1.53   -3.07   -1.49   -1.49   -0.18   -3.66
Annual average    0.46   -0.72   -0.31   -0.62   -0.30   -0.30   -0.04   -0.74
------------------------------------------------------------------------------
Life of fund    105.95   94.07   93.44   93.44   93.49   93.49   97.72   90.80
Annual average    9.27    8.48    8.43    8.43    8.44    8.44    8.72    8.25
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/03

                                                Lipper Multi-cap
                             Russell 3000          Value Funds
                             Value Index        category average*
------------------------------------------------------------------------------
6 months                       -7.85%                -8.63%
------------------------------------------------------------------------------
1 year                        -19.16                -20.79
------------------------------------------------------------------------------
5 years                        -4.19                 -4.14
Annual average                 -0.85                 -1.11
------------------------------------------------------------------------------
Life of fund                  126.24                105.59
Annual average                 10.52                  8.95
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

* Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 2/28/03, there were 511, 485, 243, and 130 funds, respectively, in this Lipper category.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/03

                          Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)       1            --             --           --
------------------------------------------------------------------------------
Income                    $0.076          --             --           --
------------------------------------------------------------------------------
Capital gains                --           --             --           --
------------------------------------------------------------------------------
  Total                   $0.076          --             --           --
------------------------------------------------------------------------------
Share value:           NAV     POP       NAV            NAV       NAV     POP
------------------------------------------------------------------------------
8/31/02              $12.22  $12.97    $12.03         $12.02    $12.14  $12.58
------------------------------------------------------------------------------
2/28/03               11.13   11.81     10.99          10.98     11.10   11.50
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 3/31/03 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (1/3/95)        (2/26/96)       (7/26/99)       (2/26/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          3.54%  -2.46%   3.12%  -1.88%   3.13%   2.13%   3.28%  -0.36%
------------------------------------------------------------------------------
1 year          -24.82  -29.13  -25.39  -29.12  -25.36  -26.11  -25.15  -27.76
------------------------------------------------------------------------------
5 years          -2.14   -7.80   -5.89   -7.35   -5.85   -5.85   -4.57   -7.90
Annual average   -0.43   -1.61   -1.21   -1.52   -1.20   -1.20   -0.93   -1.63
------------------------------------------------------------------------------
Life of fund    104.46   92.68   91.86   91.86   91.91   91.91   96.12   89.25
Annual average    9.07    8.28    8.23    8.23    8.23    8.23    8.52    8.05
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Comparative indexes

Russell 3000 Value Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell 3000 Index chosen for their value orientation.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell Midcap Growth Index is an unmanaged index of all medium/small companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Credit Index is an unmanaged index of corporate bonds.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
February 28, 2003 (Unaudited)

COMMON STOCKS  (97.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense  (2.0%)
-------------------------------------------------------------------------------------------------------------------
            349,600 Boeing Co. (The)                                                                     $9,634,976
            521,600 Rockwell Collins, Inc.                                                               10,249,440
                                                                                                      -------------
                                                                                                         19,884,416

Automotive (1.6%)
-------------------------------------------------------------------------------------------------------------------
            416,500 Lear Corp. (NON)                                                                     15,818,670

Banking (10.0%)
-------------------------------------------------------------------------------------------------------------------
            392,100 Bank of America Corp.                                                                27,149,004
            167,900 M&T Bank Corp.                                                                       13,267,458
            315,800 Northern Trust Corp.                                                                 10,111,916
            782,000 Sovereign Bancorp, Inc.                                                              10,619,560
            134,900 TCF Financial Corp.                                                                   5,657,706
          1,666,000 U.S. Bancorp                                                                         34,852,720
                                                                                                      -------------
                                                                                                        101,658,364

Beverage (0.9%)
-------------------------------------------------------------------------------------------------------------------
            416,500 Pepsi Bottling Group, Inc. (The)                                                      9,683,625

Chemicals (2.6%)
-------------------------------------------------------------------------------------------------------------------
            170,000 Avery Dennison Corp.                                                                  9,758,000
            297,500 Dow Chemical Co. (The)                                                                8,121,750
          1,083,700 Hercules, Inc. (NON)                                                                  8,702,111
                                                                                                      -------------
                                                                                                         26,581,861

Coal (1.7%)
-------------------------------------------------------------------------------------------------------------------
            615,200 Arch Coal, Inc.                                                                      12,242,480
            192,575 Peabody Energy Corp.                                                                  5,503,794
                                                                                                      -------------
                                                                                                         17,746,274

Computers (3.9%)
-------------------------------------------------------------------------------------------------------------------
            760,700 EMC Corp. (NON)                                                                       5,621,573
          1,902,937 Hewlett-Packard Co.                                                                  30,161,551
          1,197,100 Sun Microsystems, Inc. (NON)                                                          4,118,024
                                                                                                      -------------
                                                                                                         39,901,148

Conglomerates (6.1%)
-------------------------------------------------------------------------------------------------------------------
              9,560 Berkshire Hathaway, Inc. Class B (NON)                                               19,741,400
          2,841,100 Tyco International, Ltd. (Bermuda)                                                   42,048,280
                                                                                                      -------------
                                                                                                         61,789,680

Consumer Finance (1.6%)
-------------------------------------------------------------------------------------------------------------------
            338,319 Capital One Financial Corp.                                                          10,477,739
            959,400 Providian Financial Corp. (NON)                                                       5,852,340
                                                                                                      -------------
                                                                                                         16,330,079

Consumer Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------
            231,600 Fortune Brands, Inc.                                                                 10,153,344

Consumer Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,018,700 Service Corp. International (NON)                                                     6,197,409

Containers (0.6%)
-------------------------------------------------------------------------------------------------------------------
            655,600 Owens-Illinois, Inc. (NON)                                                            5,900,400

Electric Utilities (4.6%)
-------------------------------------------------------------------------------------------------------------------
          1,071,000 CenterPoint Energy, Inc.                                                              4,980,150
          1,723,300 Edison International (NON)                                                           21,299,988
            112,051 Entergy Corp.                                                                         5,103,923
            536,600 FirstEnergy Corp.                                                                    15,829,700
                                                                                                      -------------
                                                                                                         47,213,761

Electronics (0.8%)
-------------------------------------------------------------------------------------------------------------------
            960,500 Motorola, Inc.                                                                        8,087,410

Energy (2.4%)
-------------------------------------------------------------------------------------------------------------------
            388,900 BJ Services Co. (NON)                                                                13,366,493
            532,600 Halliburton Co.                                                                      10,790,476
                                                                                                      -------------
                                                                                                         24,156,969

Financial (8.6%)
-------------------------------------------------------------------------------------------------------------------
            218,300 CIT Group, Inc.                                                                       3,748,211
          1,364,200 Citigroup, Inc.                                                                      45,482,428
            594,700 Fannie Mae                                                                           38,120,270
                                                                                                      -------------
                                                                                                         87,350,909

Food (1.0%)
-------------------------------------------------------------------------------------------------------------------
            539,700 Sara Lee Corp.                                                                       10,686,060

Forest Products and Packaging (1.7%)
-------------------------------------------------------------------------------------------------------------------
            318,700 Boise Cascade Corp.                                                                   7,687,044
            702,300 Smurfit-Stone Container Corp. (NON)                                                   9,298,452
                                                                                                      -------------
                                                                                                         16,985,496

Health Care Services (2.6%)
-------------------------------------------------------------------------------------------------------------------
            241,100 AmerisourceBergen Corp.                                                              13,260,500
            304,900 CIGNA Corp.                                                                          13,101,553
                                                                                                      -------------
                                                                                                         26,362,053

Insurance (3.2%)
-------------------------------------------------------------------------------------------------------------------
            634,300 ACE, Ltd. (Bermuda)                                                                  17,576,453
            304,200 American International Group, Inc.                                                   14,994,018
                                                                                                      -------------
                                                                                                         32,570,471

Investment Banking/Brokerage (2.5%)
-------------------------------------------------------------------------------------------------------------------
            672,600 JPMorgan Chase & Co.                                                                 15,254,568
            302,800 Merrill Lynch & Co., Inc.                                                            10,319,424
                                                                                                      -------------
                                                                                                         25,573,992

Lodging/Tourism (0.9%)
-------------------------------------------------------------------------------------------------------------------
            654,440 Royal Caribbean Cruises, Ltd.                                                         8,867,662

Machinery (1.0%)
-------------------------------------------------------------------------------------------------------------------
            252,900 Ingersoll-Rand Co. Class A (Bermuda)                                                  9,976,905

Media (2.4%)
-------------------------------------------------------------------------------------------------------------------
          2,650,900 Liberty Media Corp. Class A (NON)                                                    24,361,771

Metals (0.7%)
-------------------------------------------------------------------------------------------------------------------
            192,200 Phelps Dodge Corp. (NON)                                                              6,911,512

Natural Gas Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
            997,300 El Paso Corp.                                                                         4,846,878

Oil & Gas (5.4%)
-------------------------------------------------------------------------------------------------------------------
          1,328,100 Exxon Mobil Corp.                                                                    45,181,962
            383,600 Unocal Corp.                                                                         10,107,860
                                                                                                      -------------
                                                                                                         55,289,822

Pharmaceuticals (3.3%)
-------------------------------------------------------------------------------------------------------------------
            224,200 Abbott Laboratories                                                                   7,986,004
            350,600 King Pharmaceuticals, Inc. (NON)                                                      5,872,550
            283,700 Merck & Co., Inc.                                                                    14,965,175
            247,600 Schering-Plough Corp.                                                                 4,461,752
                                                                                                      -------------
                                                                                                         33,285,481

Photography/Imaging (1.7%)
-------------------------------------------------------------------------------------------------------------------
            230,600 Eastman Kodak Co.                                                                     6,825,760
          1,138,200 Xerox Corp. (NON)                                                                    10,243,800
                                                                                                      -------------
                                                                                                         17,069,560

Railroads (2.9%)
-------------------------------------------------------------------------------------------------------------------
            548,000 Norfolk Southern Corp.                                                               10,444,880
            335,700 Union Pacific Corp.                                                                  18,527,283
                                                                                                      -------------
                                                                                                         28,972,163

Real Estate (1.0%)
-------------------------------------------------------------------------------------------------------------------
            274,100 Boston Properties, Inc. (R)                                                          10,196,520

Regional Bells (4.1%)
-------------------------------------------------------------------------------------------------------------------
            708,600 BellSouth Corp.                                                                      15,355,362
            966,900 Qwest Communications International, Inc. (NON)                                        3,461,502
          1,100,800 SBC Communications, Inc.                                                             22,896,640
                                                                                                      -------------
                                                                                                         41,713,504

Restaurants (1.2%)
-------------------------------------------------------------------------------------------------------------------
            659,700 Darden Restaurants, Inc.                                                             11,749,257

Retail (6.5%)
-------------------------------------------------------------------------------------------------------------------
            300,700 Federated Department Stores, Inc. (NON)                                               7,667,850
          1,311,000 JC Penney Co., Inc. (Holding Co.)                                                    26,023,350
            787,305 Limited, Inc. (The)                                                                   9,353,183
            852,100 Office Depot, Inc. (NON)                                                             10,003,654
          5,221,000 Rite Aid Corp. (NON)                                                                 12,530,400
                                                                                                      -------------
                                                                                                         65,578,437

Software (1.1%)
-------------------------------------------------------------------------------------------------------------------
            838,300 Computer Associates International, Inc.                                              11,191,305

Telecommunications (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,048,700 Sprint Corp. (FON Group)                                                             13,318,490

Tobacco (2.3%)
-------------------------------------------------------------------------------------------------------------------
            600,300 Altria Group, Inc.                                                                   23,201,595

Waste Management (1.3%)
-------------------------------------------------------------------------------------------------------------------
            715,300 Republic Services, Inc. (NON)                                                        13,640,771
                                                                                                      -------------
                    Total Common Stocks (cost $1,106,046,026)                                          $990,804,024

CONVERTIBLE BONDS AND NOTES (1.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $11,991,000 Elan Finance Corp., Ltd. cv. Liquid Yield Option Note
                    zero %, 2018 (Bermuda)                                                               $6,445,163
          5,500,000 Providian Financial Corp. cv. sr. notes 3 1/4s, 2005                                  4,207,500
          5,360,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                               4,683,300
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $11,911,344)                                $15,335,963

CONVERTIBLE PREFERRED STOCKS (1.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             13,550 Hercules Trust II 6.50% units cum. cv. pfd.                                          $7,831,900
            107,000 Xerox Corp. 144A $3.75 cv. pfd.                                                       6,647,375
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $12,908,617)                               $14,479,275

SHORT-TERM INVESTMENTS (2.2%) (a) (cost $22,184,670)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $22,193,215 Short-term investments held as collateral for loaned securities with yields ranging from 1.26% to 1.38% and due dates ranging
                    from March 3, 2003 to April 23, 2003 (d)                                            $22,184,670
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,153,050,657)                                          $1,042,803,932
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,015,145,314.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $20,177,908 of securities
on loan (identified cost $1,153,050,657) (Note 1)                            $1,042,803,932
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,183,659
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,112,832
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   13,537,669
-------------------------------------------------------------------------------------------
Total assets                                                                  1,058,638,092

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  8,728,087
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  7,671,725
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,143,778
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,752,597
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          325,383
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        65,550
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,867
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              549,995
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               22,184,670
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               66,126
-------------------------------------------------------------------------------------------
Total liabilities                                                                43,492,778
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,015,145,314

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,280,953,566
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      5,155,644
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (160,717,171)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                     (110,246,725)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,015,145,314

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($561,880,118 divided by 50,462,287 shares)                                          $11.13
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.13)*                              $11.81
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($345,901,761 divided by 31,466,453 shares)**                                        $10.99
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($26,378,401 divided by 2,402,363 shares)**                                          $10.98
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($28,301,913 divided by 2,548,812 shares)                                            $11.10
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.10)*                              $11.50
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($52,683,121 divided by 4,732,208 shares)                                            $11.13
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended February 28, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $105,370)                                      $12,151,578
-------------------------------------------------------------------------------------------
Interest                                                                          1,057,261
-------------------------------------------------------------------------------------------
Securities lending                                                                   47,399
-------------------------------------------------------------------------------------------
Total investment income                                                          13,256,238

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,503,365
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,041,160
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    24,665
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     12,246
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               734,823
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,971,251
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               144,731
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               117,566
-------------------------------------------------------------------------------------------
Other                                                                               556,861
-------------------------------------------------------------------------------------------
Total expenses                                                                    8,106,668
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (91,437)
-------------------------------------------------------------------------------------------
Net expenses                                                                      8,015,231
-------------------------------------------------------------------------------------------
Net investment income                                                             5,241,007
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                              (116,835,663)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                      9,578,587
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (107,257,076)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(102,016,069)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      February 28             August 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $5,241,007            $6,910,203
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                     (116,835,663)          (32,126,299)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               9,578,587          (180,236,896)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (102,016,069)         (205,452,992)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (3,813,645)           (4,116,495)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --              (507,987)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (77,258)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --               (93,107)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (478,490)             (277,835)
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                                     --            (4,073,615)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (4,021,565)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (244,651)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (294,840)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (207,829)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --           (11,363,240)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (11,218,051)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (682,446)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (822,448)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (579,734)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (88,292,024)          156,850,265
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (194,600,228)          (87,183,828)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 1,209,745,542         1,296,929,370
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $5,155,644 and $4,206,772, respectively)                 $1,015,145,314        $1,209,745,542
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.22       $14.58       $13.08       $13.98       $12.01       $14.63
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .07          .12          .16          .16          .15          .13
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.08)       (2.02)        1.55          .49         3.27        (1.89)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.01)       (1.90)        1.71          .65         3.42        (1.76)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.08)        (.10)        (.21)        (.16)        (.13)        (.12)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.36)          --        (1.39)       (1.32)        (.74)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.08)        (.46)        (.21)       (1.55)       (1.45)        (.86)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.13       $12.22       $14.58       $13.08       $13.98       $12.01
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.34)*     (13.45)       13.14         6.13        29.23       (12.83)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $561,880     $633,088     $605,706     $331,658     $400,555     $350,430
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .59*        1.09         1.11         1.15         1.09         1.16
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .62*         .86         1.10         1.32         1.04          .89
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.74*       68.12        69.71        82.68        87.23       135.56
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.03       $14.39       $12.92       $13.80       $11.87       $14.49
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .03          .02          .05          .07          .04          .02
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.07)       (2.01)        1.53          .49         3.23        (1.86)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.04)       (1.99)        1.58          .56         3.27        (1.84)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --         (.01)        (.11)        (.05)        (.02)        (.04)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.36)          --        (1.39)       (1.32)        (.74)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --         (.37)        (.11)       (1.44)       (1.34)        (.78)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.99       $12.03       $14.39       $12.92       $13.80       $11.87
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.65)*     (14.15)       12.27         5.36        28.14       (13.48)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $345,902     $457,303     $583,543     $314,364     $423,948     $355,743
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .97*        1.84         1.86         1.90         1.84         1.91
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .25*         .12          .34          .57          .29          .14
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.74*       68.12        69.71        82.68        87.23       135.56
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                           For the period
Per-share                           February 28                                         July 26,1999+
operating performance               (Unaudited)           Year ended August 31          to August 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.02       $14.39       $12.97       $13.97       $15.04
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .03          .02          .04          .08         (.02)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.07)       (2.00)        1.55          .46        (1.05)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.04)       (1.98)        1.59          .54        (1.07)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.03)        (.17)        (.15)          --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.36)          --        (1.39)          --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.39)        (.17)       (1.54)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.98       $12.02       $14.39       $12.97       $13.97
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.65)*     (14.11)       12.33         5.22        (7.12)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $26,378      $32,446      $33,093       $6,470         $561
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .97*        1.84         1.86         1.90          .19*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .25*         .11          .26          .62         (.18)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.74*       68.12        69.71        82.68        87.23
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.14       $14.48       $13.00       $13.88       $11.93       $14.55
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .04          .05          .09          .10          .08          .06
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.08)       (2.00)        1.53          .49         3.24        (1.87)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.04)       (1.95)        1.62          .59         3.32        (1.81)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --         (.03)        (.14)        (.08)        (.05)        (.07)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.36)          --        (1.39)       (1.32)        (.74)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --         (.39)        (.14)       (1.47)       (1.37)        (.81)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.10       $12.14       $14.48       $13.00       $13.88       $11.93
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.57)*     (13.81)       12.53         5.62        28.46       (13.25)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $28,302      $35,610      $46,055      $26,692      $37,367      $36,079
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .84*        1.59         1.61         1.65         1.59         1.66
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .37*         .37          .60          .81          .54          .39
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.74*       68.12        69.71        82.68        87.23       135.56
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                           February 28  Year ended   July 3, 2001+
operating performance               (Unaudited)   August 31   to August 31
---------------------------------------------------------------------------
                                        2003         2002         2001
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.23       $14.59       $15.49
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (a)                .09          .15          .02
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.08)       (2.02)        (.92)
---------------------------------------------------------------------------
Total from
investment operations                   (.99)       (1.87)        (.90)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.11)        (.13)          --
---------------------------------------------------------------------------
From net realized gain
on investments                            --         (.36)          --
---------------------------------------------------------------------------
Total distributions                     (.11)        (.49)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $11.13       $12.23       $14.59
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.18)*     (13.25)       (5.81)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $52,683      $51,298      $28,533
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .47*         .84          .14*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .73*        1.08          .16*
---------------------------------------------------------------------------
Portfolio turnover (%)                 29.74*       68.12        69.71
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
February 28, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam New Value Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing mainly in common stocks of U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A. The fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2003, the value of securities loaned amounted to $20,177,908. The fund received cash collateral of $22,184,670 which is pooled with collateral of other Putnam funds into 28 issuers of high-grade short-term investments.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended February 28, 2003, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At August 31, 2002, the fund had a capital loss carryover of approximately $6,219,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on August 31, 2010.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2003 approximately $8,223,000 of losses recognized during the period November 1, 2001 to August 31, 2002.

The aggregate identified cost on a tax basis is $1,182,306,782, resulting in gross unrealized appreciation and depreciation of $47,749,494 and $187,252,344, respectively, or net unrealized depreciation of $139,502,850.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At February 28, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months February 28, 2003, the fund's expenses were reduced by $91,437 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,038 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended February 28, 2003, Putnam Retail Management, acting as underwriter received net commissions of $71,015 and $1,751 from the sale of class A and class M shares, respectively, and received $429,122 and $2,844 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2003, Putnam Retail Management, acting as underwriter received $7,823 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $326,781,091 and $396,301,389, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,790,004        $127,010,995
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               298,564           3,585,789
---------------------------------------------------------------------------
                                            11,088,568         130,596,784

Shares repurchased                         (12,451,748)       (143,554,371)
---------------------------------------------------------------------------
Net decrease                                (1,363,180)       $(12,957,587)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 31,132,178        $426,620,793
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,331,883          18,579,764
---------------------------------------------------------------------------
                                            32,464,061         445,200,557

Shares repurchased                         (22,182,120)       (296,487,348)
---------------------------------------------------------------------------
Net increase                                10,281,941        $148,713,209
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,414,011         $62,301,029
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             5,414,011          62,301,029

Shares repurchased                         (11,950,203)       (136,401,439)
---------------------------------------------------------------------------
Net decrease                                (6,536,192)       $(74,100,410)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 20,228,349        $273,612,913
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,030,890          14,257,196
---------------------------------------------------------------------------
                                            21,259,239         287,870,109

Shares repurchased                         (23,797,008)       (314,653,066)
---------------------------------------------------------------------------
Net decrease                                (2,537,769)       $(26,782,957)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    700,126          $8,153,862
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               700,126           8,153,862

Shares repurchased                            (997,700)        (11,370,501)
---------------------------------------------------------------------------
Net decrease                                  (297,574)        $(3,216,639)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,642,269         $22,264,234
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                59,773             824,859
---------------------------------------------------------------------------
                                             1,702,042          23,089,093

Shares repurchased                          (1,302,344)        (17,011,599)
---------------------------------------------------------------------------
Net increase                                   399,698          $6,077,494
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    268,676          $3,114,573
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               268,676           3,114,573

Shares repurchased                            (653,861)         (7,518,427)
---------------------------------------------------------------------------
Net decrease                                  (385,185)        $(4,403,854)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,257,726         $17,154,106
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                84,267           1,171,321
---------------------------------------------------------------------------
                                             1,341,993          18,325,427

Shares repurchased                          (1,588,294)        (20,977,740)
---------------------------------------------------------------------------
Net decrease                                  (246,301)        $(2,652,313)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,174,398         $13,721,205
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                39,875             478,490
---------------------------------------------------------------------------
                                             1,214,273          14,199,695

Shares repurchased                            (675,807)         (7,813,229)
---------------------------------------------------------------------------
Net increase                                   538,466          $6,386,466
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,303,895         $45,659,866
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                76,426           1,065,398
---------------------------------------------------------------------------
                                             3,380,321          46,725,264

Shares repurchased                          (1,142,061)        (15,230,432)
---------------------------------------------------------------------------
Net increase                                 2,238,260         $31,494,832
---------------------------------------------------------------------------


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Deborah F. Kuenstner
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA025-88608  274/2BF/2BG  4/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam New Value Fund
Supplement to Semiannual Report dated 2/28/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the semiannual report.


RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 2/28/03

                                                                        NAV

6 months                                                              -8.18%
1 year                                                               -19.73
5 years                                                                2.80
Annual average                                                         0.55
Life of fund (since class A inception, 1/3/95)                       106.92
Annual average                                                         9.33

Share value:                                                            NAV

8/31/02                                                              $12.23
2/28/03                                                              $11.13

----------------------------------------------------------------------------

Distributions:      No.       Income         Capital gains         Total
                    1         $0.107              --              $0.107

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
International Blend
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-03

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We find little pleasure in reporting a loss for Putnam International Blend Fund for the 12 months ended February 28, 2003. We also take little solace in the fact that the fund's fate was shared by many other international equity portfolios during this challenging period.

In the following report, your fund's management team lays out in detail the factors it believes to have been most directly responsible for the fund's results during the period. Not the least of these are the ongoing sluggishness of the world's economies and investors' worry over the outcome of geopolitical events.

Investors may take some encouragement in the fact that the current downtrend in global equity markets, now in its fourth year, may be near the end of this cycle. Meanwhile, as we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 16, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam International Blend Fund recorded a loss for the fiscal year, which ended February 28, 2003. The fund returned -16.25% at net asset value for the year.

* The fund's performance edged slightly ahead of results for its benchmark index, the Citigroup (formerly Salomon Smith Barney) World Ex-U.S. Primary Markets Index, which returned -16.31% for the 12-month period.

* See the Performance Summary on page 10 for complete fund performance and competitive performance.

* PERFORMANCE COMMENTARY

The fund's results in the period were disappointing and reflect the painful punishment that the markets inflicted. The period was negative for international stocks in general. The global economy was weaker than expected during the period, undercutting the ability of companies to post profits. The weakness affected the major markets of Europe and Japan in particular. At the same time, the increase in geopolitical risks was also negative for stocks. Following its mandate, the fund was broadly diversified across growth- and value-style stocks, large and midsize companies, and across many international markets and regions. As such, it was exposed to adversity in many of these areas. Our disciplined stock picking and risk control worked well enough that the fund was able to roughly match the performance of its benchmark index. We look forward to being able to reward our shareholders with positive results when markets bottom and begin to recover.


Fund Profile

Putnam International Blend Fund seeks long-term capital appreciation by investing primarily in the stocks of large and midsize companies in a variety of countries outside the United States. The fund invests in a balance of growth- and value-style stocks. The fund may be appropriate for investors seeking long-term growth of capital who can accept the additional risks of investing in international stocks.

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 10.

* MARKET OVERVIEW

During the fund's annual period, international stock markets experienced volatility and widespread losses similar to those witnessed in the United States, though the causes and timing differed. In Europe, stocks fell sharply during the summer of 2002 following a gradual decline that had started in the spring when it appeared the global economic recovery was weakening. The selling pressure intensified during the summer because European insurance companies, particularly in Switzerland and the Netherlands, were compelled to sell equities in their portfolios and replace them with bonds in order to meet capital requirements. Although Europe staged a broad recovery beginning in October, the Iraq crisis caused a renewed slide in stock prices during January and February.

Japan had provided some refuge from the global market decline during the spring and summer, but it began to weaken in October. Other world markets, particularly the smaller southeast Asian countries as well as Canada, were generally more stable. However, since January, markets in general have declined as the probability of war in Iraq increased. The menacing posture of North Korea has also contributed to declines in Japanese and South Korean stocks.

Another major factor in international markets has been the falling value of the U.S. dollar. While the fund's returns benefit when foreign currencies appreciate, foreign companies may feel a negative effect. Many have operations in the United States and their sales translate into lower earnings when the dollar weakens.

MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 2/28/03

Equities

Citigroup World Ex-U.S. Primary Markets Index
(international stocks                                           -16.31%
-----------------------------------------------------------------------
MSCI EAFE Index (international stocks, non-U.S. dollar)         -17.46%
-----------------------------------------------------------------------
Russell 1000 Index (U.S. large- and mid-cap stocks)             -22.22%
-----------------------------------------------------------------------
S&P 500 Index (U.S. large-cap stocks)                           -22.68%
-----------------------------------------------------------------------

Bonds

Lehman Aggregate Bond Index                                       9.91%
-----------------------------------------------------------------------
Lehman Government Bond Index                                     11.27%
-----------------------------------------------------------------------
Credit Suisse First Boston High Yield Bond Index                  7.25%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors. They assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

* STRATEGY OVERVIEW

The fund's blend, or style-neutral, positioning is achieved by combining growth- and value-style stocks in approximately equal proportions. The fund's managers draw on the research of both Putnam's International Growth Team and International Value Team. The growth stock selection process targets what management considers to be high-quality companies growing faster than their industries or sectors and likely to sustain or even accelerate their growth rates. The value selection process targets stocks that management believes are undervalued and likely to appreciate because of positive internal changes. Both teams invest primarily in large and midsize companies with market capitalization greater than $2 billion.

Since the management teams select stocks using fundamental analysis, these decisions largely determine the sector and market weightings. During the annual period, the fund had underweight exposure to European markets relative to our benchmark index because fewer European stocks met either our growth or value selection criteria. The portfolio had a neutral weighting in Asian markets, a small overweighting in Canada, and small positions in Mexico and Brazil. This positioning was favorable to performance, since several European markets had very weak results. The portfolio was overweighted in technology and communication services. The fund was underweighted in utilities stocks much of the year, since they offered neither strong growth potential nor attractive valuations.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED*

                           as of 8/31/02     as of 2/28/03

United Kingdom                22.7%            22.2%

Japan                         20.3%            20.5%

Canada                         5.5%             7.5%

France                         6.8%             7.4%

Switzerland                    8.6%             7.2%

Footnote reads:
* This chart shows how the fund's sector weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

Many of the fund's top-performing holdings were in the technology and communications services sectors. These sectors did not have a great year, but they did enjoy a strong rally in the final months of 2002, after being the laggard sectors for nearly three years. Our largest holdings, Vodafone Group of the United Kingdom and Nokia of Finland, participated in the late-year recovery though they had negative results over the fiscal period. We also owned smaller companies that outperformed the sector average. One example is Yahoo! Japan. Though it operates a portal, this company is more like E-Bay in the United States -- it is the number one auction Web site in Japan. It also is the leading broadband Internet service in Japan. In communication services, the better performers included Telecom New Zealand and Ericsson, the maker of wireless telephone infrastructure equipment in Sweden. Both stocks performed well on a relative basis and we sold them when their business fundamentals became less attractive.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

Vodafone Group PLC
United Kingdom
Telecommunications

Novartis AG
Switzerland
Pharmaceuticals

BP PLC
United Kingdom
Oil and gas

HSBC Holdings PLC
United Kingdom
Banking

Nestle SA
Switzerland
Food

Nokia OYJ
Finland
Communications equipment

Yamanouchi Pharmaceutical
Co., Ltd.
Japan
Pharmaceuticals

Statoil ASA
Norway
Oil and gas

Man Group PLC
United Kingdom
Financial

Royal Dutch Petroleum Co.
Netherlands
Oil and gas

Footnote reads:
*These holdings represent 17.4% of the fund's net assets as of 2/28/03.
 Portfolio holdings will vary over time.


Many sectors had both outperforming and underperforming stocks. In the financial sector, for example, were two of the fund's better relative performers -- Aegon, a financial services company based in the Netherlands, and National Bank of Canada. These companies were among the least exposed to the downturn in capital markets. Mitsui Sumitomo Insurance Company in Japan also performed well. However, we owned several stocks that were hurt by these negative trends, including ING of the Netherlands, Zurich Financial of Switzerland, and Royal Bank of Scotland.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS]

TOP INDUSTRY WEIGHTINGS*

Oil and gas                   11.0%

Banking                       10.7%

Pharmaceuticals                9.3%

Telecommunications             8.1%

Insurance                      5.4%

Footnote reads:
*Weightings are shown as a percentage of net assets. Holdings will vary over time.


Two examples indicate our efforts to buy stocks when their valuations offer advantages. We added Vivendi Environnement, a multinational water utility based in France, when the stock's price dropped sharply during the summer on concerns that its parent company, Vivendi Universal, might become insolvent. However, new leadership at Vivendi Universal instituted a plan for selling off assets and devoting cash flow to service debt. Based on our research, Vivendi Environnement appeared undervalued; therefore, we added to the position, and the fund has benefited from its improving performance in recent months. Our timing was not so fortunate with ABB, a Swiss company focused on engineering and electrical equipment. We owned stock in this company early in the period and endured its significant price decline caused by rising estimates for asbestos liability. We intensified our research, staying in close contact with ABB management, and we concluded that the market was overreacting to the risk. Following our discipline, we purchased more shares as valuations became more attractive. The stock still remains out of favor.

In a year when growth was generally disappointing, automotive-related companies provided some steady, dependable expansion. Autostrade, an Italian company that operates toll roads in Europe, was one of the fund's best performers overall, as it consistently met growth expectations. We sold the stock when we believed it had reached full valuation. Another strong performer was car-maker Nissan Motors of Japan, which turned itself around by introducing successful new models after years of lackluster results. In the energy sector, Statoil of Norway did well, benefiting in part from rising oil prices. Other large holdings in the oil sector included BP of the United Kingdom and Royal Dutch Petroleum of the Netherlands which performed similarly to the overall market. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

-----------------------------------------------------------------------
OF SPECIAL INTEREST

* Putnam International Blend Fund is available only to employees of Putnam Investments and their family members who are Massachusetts residents.

* The fund's benchmark changed during the period from the MSCI World Ex-U.S. Index to the Citigroup (formerly Salomon Smith Barney) World Ex-U.S. Primary Markets Index, which is considered more representative of the fund.
-----------------------------------------------------------------------

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam International Growth and the Putnam International Value teams. The members of the International Growth Team are Stephen Dexter (Portfolio Leader), Omid Kamshad, and Denise Selden. The members of the International Value Team are Pamela Holding, Omid Kamshad, and George Stairs.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

The Iraq crisis overshadowed other factors in international markets in the final months of the fiscal year. The decision of the United States to go to war removed some uncertainties, but as the situation continues to unfold, new uncertainties may arise.

Whatever the immediate effects of the conflict, we believe several factors can support a gradual advance for international equities. It is encouraging that stock valuations are, in our view, much more attractive at this time than they were at the beginning of the last fiscal year. We believe that the U.S. and global economies have experienced the bottoming phase of the recent economic cycle and are likely to expand, though perhaps gradually. Economies with important trading relationships with the United States, such as Japan, Canada, the United Kingdom, France, Germany, and Southeast Asia, are likely to advance as U.S. growth accelerates. We believe that many companies in international markets have cut costs in an impressive manner during the recent economic slowdown, and that this positive development has not yet been recognized or rewarded in the marketplace. When economic growth improves, we expect to see significant improvement in earnings that can convince skeptical investors and help share prices appreciate. While the risks in international markets are manifest, we also see many attractive opportunities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing includes certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks, including illiquidity and volatility, may be associated with emerging-market securities.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its annual period, which ended February 28, 2003. In accordance with NASD requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. A profile of your fund's strategy appears on the first page of this report.

TOTAL RETURN FOR PERIODS ENDED 2/28/03

                                                              Citigroup World
                                                 MSCI World   Ex-U.S. Primary
(inception date 3/30/01)  NAV        POP       Ex-U.S. Index   Markets Index
-------------------------------------------------------------------------------
1 year                  -16.25%    -21.04%        -16.86%         -16.31%
-------------------------------------------------------------------------------
Life of fund            -24.54     -28.89         -27.43          -26.44
Annual average          -13.70     -16.34         -15.40          -14.82
-------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 2/28/03

-------------------------------------------------------------------------------
Distributions (number)                                      1
-------------------------------------------------------------------------------
Income                                                  $0.0590
-------------------------------------------------------------------------------
Capital gains                                              --
-------------------------------------------------------------------------------
  Total                                                 $0.0590
-------------------------------------------------------------------------------
Share value:                                       NAV            POP
-------------------------------------------------------------------------------
2/28/02                                           $7.59          $8.05
-------------------------------------------------------------------------------
2/28/03                                            6.30           6.68
-------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 3/31/03 (most recent calendar quarter)

(inception date 3/30/01)                                   NAV          POP
-------------------------------------------------------------------------------
1 year                                                   -22.00%      -26.49%
-------------------------------------------------------------------------------
Life of fund                                             -25.74       -30.02
Annual average                                           -13.81       -16.32
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares Performance assumes reinvestment of distributions and does not account for taxes. Returns reflect the current maximum initial sales charge of 5.75%. For the period, this fund was sold on a limited basis and had limited assets. Had expenses not been limited, returns would have been lower.

The fund's benchmark changed during the period from the MSCI World Ex-U.S. Index to the Citigroup (formerly Salomon Smith Barney) World Ex-U.S. Primary Markets Index, which is considered more representative of the fund.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since inception, 3/30/01

                                     Citigroup World
              Fund's class A         Ex-U.S. Primary         MSCI World
Date           shares at POP          Markets Index         Ex-U.S. Index

3/30/01            9,450                 10,000               10,000
6/30/01            9,512                 10,005                9,922
9/30/01            8,193                  8,598                8,530
12/31/01           8,794                  9,223                9,140
3/31/02            8,973                  9,254                9,192
6/30/02            8,816                  9,044                8,987
9/30/02            7,171                  7,317                7,224
12/31/02           7,529                  7,803                7,696
2/28/03           $7,111                 $7,356               $7,257

Footnote reads:
Past performance is no assurance of future results. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.

COMPARATIVE INDEXES

Citigroup (formerly Salomon Smith Barney) World Ex-U.S. Primary Markets Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries outside the United States.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) World Ex-U.S. Index is an unmanaged index of developed and emerging markets outside the United States.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock  performance.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged list of U.S. Treasury and agency securities.

Credit Suisse First Boston (CSFB) High Yield Bond Index is an unmanaged index of high-yield debt securities.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam International Blend Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Blend Fund (the "fund") at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 28, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2003



THE FUND'S PORTFOLIO
February 28, 2003

COMMON STOCKS (98.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
                  8 Dentsu, Inc. (Japan)                                                                    $24,907

Airlines (1.3%)
-------------------------------------------------------------------------------------------------------------------
                952 Air France (France)                                                                       9,017
              1,902 Deutsche Lufthansa AG (Germany) (NON)                                                    15,946
              9,424 Qantas Airways, Ltd. (Australia)                                                         17,613
                                                                                                      -------------
                                                                                                             42,576

Automotive (3.0%)
-------------------------------------------------------------------------------------------------------------------
                520 Bayerische Motoren Werke (BMW) AG (Germany)                                              14,541
              1,100 Denso Corp. (Japan)                                                                      16,463
              3,000 Nissan Motor Co., Ltd. (Japan)                                                           22,513
                299 Peugeot SA (France)                                                                      13,210
                 18 Porsche AG - Pfd. (Germany)                                                               5,819
              1,000 Toyota Motor Corp. (Japan)                                                               23,477
                                                                                                      -------------
                                                                                                             96,023

Banking (10.7%)
-------------------------------------------------------------------------------------------------------------------
              1,704 Abbey National PLC (United Kingdom)                                                      10,467
                600 ABN AMRO Holdings NV (Netherlands)                                                        9,537
              1,692 Allied Irish Banks PLC (Ireland)                                                         21,606
              1,616 Australia & New Zealand Banking Group, Ltd. (Australia)                                  16,101
              3,400 Banca Popolare di Milano Scrl (BPM) (Italy) (NON)                                        13,190
              1,457 Banco Biblao Vizcava Argentaria SA (Spain)                                               12,419
              1,388 Barclays PLC (United Kingdom)                                                             8,023
                671 BNP Paribas SA (France)                                                                  27,766
                554 Canadian Imperial Bank of Commerce (Canada)                                              17,683
                455 Danske Bank A/S (Denmark)                                                                 7,164
              1,000 DBS Group Holdings, Ltd. (Singapore)                                                      5,521
             11,237 Grupo Financiero BBVA Bancomer SA de CV (Mexico) (NON)                                    8,469
              5,059 HSBC Holdings PLC (United Kingdom)                                                       54,501
                660 Irish Life & Permanent PLC (Ireland)                                                      6,472
                250 Kookmin Bank (South Korea)                                                                7,645
              1,000 National Bank of Canada (Canada)                                                         21,816
              2,742 Northern Rock PLC (United Kingdom)                                                       29,108
              1,786 Royal Bank of Scotland Group PLC (United Kingdom)                                        40,872
                269 Societe Generale (France)                                                                14,436
              1,000 United Overseas Bank, Ltd. (Singapore)                                                    5,981
                                                                                                      -------------
                                                                                                            338,777

Basic Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------
                427 Compagnie de Saint Gobain (France)                                                       12,898

Beverage (3.2%)
-------------------------------------------------------------------------------------------------------------------
              2,310 Diageo PLC (United Kingdom)                                                              22,921
                930 Heineken NV Class A (Netherlands)                                                        25,635
              1,798 Molson, Inc. Class A (Canada)                                                            37,729
              2,425 SABMiller PLC (United Kingdom)                                                           14,934
                                                                                                      -------------
                                                                                                            101,219

Broadcasting (1.1%)
-------------------------------------------------------------------------------------------------------------------
             11,082 Granada PLC (United Kingdom)                                                              9,469
              1,854 Mediaset SpA (Italy)                                                                     13,466
                554 Societe Television Francaise I (France)                                                  12,668
                                                                                                      -------------
                                                                                                             35,603

Building Materials (1.4%)
-------------------------------------------------------------------------------------------------------------------
              2,000 Asahi Glass Co., Ltd. (Japan)                                                            12,640
              8,478 CSR, Ltd. (Australia)                                                                    33,439
                                                                                                      -------------
                                                                                                             46,079

Chemicals (1.8%)
-------------------------------------------------------------------------------------------------------------------
                468 Akzo-Nobel NV (Netherlands)                                                              10,132
                246 BASF AG (Germany)                                                                         8,934
                748 Henkel KGaA (Germany)                                                                    39,698
                                                                                                      -------------
                                                                                                             58,764

Commercial and Consumer Services (1.6%)
-------------------------------------------------------------------------------------------------------------------
                244 Adecco SA (Switzerland)                                                                   7,362
              5,086 Amadeus Global Travel Distribution SA Class A (Spain)                                    23,402
              5,519 Hays PLC (United Kingdom)                                                                 6,259
              2,000 Toppan Printing Co., Ltd. (Japan)                                                        13,773
                                                                                                      -------------
                                                                                                             50,796

Communications Equipment (1.7%)
-------------------------------------------------------------------------------------------------------------------
              3,929 Nokia OYJ (Finland)                                                                      52,500

Computers (1.5%)
-------------------------------------------------------------------------------------------------------------------
              2,000 Sharp Corp. (Japan)                                                                      21,726
              5,482 Wanadoo (France) (NON)                                                                   27,410
                                                                                                      -------------
                                                                                                             49,136

Construction (0.8%)
-------------------------------------------------------------------------------------------------------------------
                851 CRH PLC (Ireland)                                                                        10,454
                 92 Holcim, Ltd. Class B (Switzerland)                                                       14,915
                                                                                                      -------------
                                                                                                             25,369

Consumer Cyclicals (1.4%)
-------------------------------------------------------------------------------------------------------------------
              1,000 Matsushita Electric Industrial Co. (Japan)                                                8,875
                700 Sony Corp. (Japan)                                                                       26,591
                120 Swatch Group AG (The) Class B (Switzerland)                                               9,959
                                                                                                      -------------
                                                                                                             45,425

Consumer Finance (0.5%)
-------------------------------------------------------------------------------------------------------------------
                500 Acom Co., Ltd. (Japan)                                                                   16,413

Consumer Goods (2.4%)
-------------------------------------------------------------------------------------------------------------------
              1,000 KAO Corp. (Japan)                                                                        21,108
              2,101 Reckitt Benckiser PLC (United Kingdom)                                                   33,124
              2,415 Unilever PLC (United Kingdom)                                                            21,529
                                                                                                      -------------
                                                                                                             75,761

Electric Utilities (2.3%)
-------------------------------------------------------------------------------------------------------------------
                655 E.On AG (Germany)                                                                        27,845
                 43 Electrabel SA (Belgium)                                                                  10,796
              3,000 Hong Kong Electric Holdings, Ltd. (Hong Kong)                                            11,444
                510 Korea Electric Power Corp. (South Korea)                                                  7,670
              1,604 Scottish and Southern Energy PLC (United Kingdom)                                        15,916
                                                                                                      -------------
                                                                                                             73,671

Electrical Equipment (0.2%)
-------------------------------------------------------------------------------------------------------------------
              2,564 ABB, Ltd. (Switzerland) (NON)                                                             5,315

Electronics (2.6%)
-------------------------------------------------------------------------------------------------------------------
                812 Celestica, Inc. (Canada) (NON)                                                            9,757
              6,200 Dixons Group PLC (United Kingdom)                                                         8,984
                100 FUNAI Electric Co., Ltd. (Japan)                                                         11,464
              4,500 Johnson Electric Holdings, Ltd. (Hong Kong)                                               5,020
                100 Murata Manufacturing Co., Ltd. (Japan)                                                    3,790
                100 Rohm Co., Ltd. (Japan)                                                                   11,464
                 50 Samsung Electronics Co., Ltd. (South Korea)                                              11,708
              1,429 Thomson Multimedia SA (France) (NON)                                                     20,019
                                                                                                      -------------
                                                                                                             82,206

Engineering & Construction (1.0%)
-------------------------------------------------------------------------------------------------------------------
              1,625 Saipem SpA (Italy)                                                                       10,121
              2,874 Taylor Woodrow PLC (United Kingdom)                                                       8,170
                245 Vinci SA (France)                                                                        14,534
                                                                                                      -------------
                                                                                                             32,825

Financial (2.8%)
-------------------------------------------------------------------------------------------------------------------
                600 Dexia (Belgium)                                                                           5,476
              1,500 Guoco Group, Ltd. (Hong Kong)                                                             8,675
              3,123 Man Group PLC (United Kingdom)                                                           42,055
                300 Orix Corp. (Japan)                                                                       16,548
              2,800 Sampo OYJ Class A (Finland)                                                              17,500
                                                                                                      -------------
                                                                                                             90,254

Food (2.2%)
-------------------------------------------------------------------------------------------------------------------
                262 Nestle SA (Switzerland)                                                                  52,767
              4,150 Parmalat Finanziaria SpA (Italy)                                                          6,793
              2,337 Tate & Lyle PLC (United Kingdom)                                                         10,223
                                                                                                      -------------
                                                                                                             69,783

Forest Products and Packaging (0.7%)
-------------------------------------------------------------------------------------------------------------------
                330 Aracruz Celulose SA ADR (Brazil)                                                          6,468
                550 Svenska Cellulosa AB SCA Class B (Sweden)                                                16,972
                                                                                                      -------------
                                                                                                             23,440

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------------------------------------------
                800 Greek Organization of Football Prognostics SA (Greece)                                    7,500

Insurance (5.4%)
-------------------------------------------------------------------------------------------------------------------
                560 ACE, Ltd. (Bermuda)                                                                      15,518
              2,560 Aegon NV (Netherlands)                                                                   27,449
              1,516 Aviva PLC (United Kingdom)                                                                9,449
              1,145 Fortis (Belgium)                                                                         15,695
              2,251 ING Groep NV (Netherlands)                                                               30,442
                 55 Manulife Financial Corp. (Canada)                                                         1,343
                  3 Millea Holdings, Inc. (Japan)                                                            20,787
              2,000 Mitsui Sumitomo Insurance Co., Ltd. (Japan)                                               9,374
                150 Samsung Fire & Marine Insurance (South Korea)                                             7,163
                215 Swiss Reinsurance Co. (Switzerland)                                                      11,579
                168 XL Capital, Ltd. Class A (Bermuda)                                                       11,918
                142 Zurich Financial Services AG (Switzerland)                                               12,047
                                                                                                      -------------
                                                                                                            172,764

Investment Banking/Brokerage (2.6%)
-------------------------------------------------------------------------------------------------------------------
              1,875 3i Group PLC (United Kingdom)                                                            14,057
                641 Investors Group, Inc. (Canada)                                                           11,226
              1,000 Nomura Securities Co., Ltd. (Japan)                                                      11,760
                680 Power Financial Corp. (Canada)                                                           17,980
                646 UBS AG (Switzerland)                                                                     27,117
                                                                                                      -------------
                                                                                                             82,140

Lodging/Tourism (0.4%)
-------------------------------------------------------------------------------------------------------------------
                369 Accor SA (France)                                                                        11,333

Machinery (0.3%)
-------------------------------------------------------------------------------------------------------------------
                635 MAN AG (Germany)                                                                          9,169

Manufacturing (0.6%)
-------------------------------------------------------------------------------------------------------------------
                300 SKF AB Class B (Sweden)                                                                   7,917
                640 ThyssenKrupp AG (Germany)                                                                 6,097
                487 Wolseley PLC (United Kingdom)                                                             3,843
                                                                                                      -------------
                                                                                                             17,857

Medical Technology (0.3%)
-------------------------------------------------------------------------------------------------------------------
                 16 Synthes-Stratec, Inc. (Switzerland)                                                       8,853

Metals (2.6%)
-------------------------------------------------------------------------------------------------------------------
              1,650 Arcelor (Luxembourg)                                                                     16,518
              4,600 BHP Billiton PLC (United Kingdom)                                                        23,909
                 90 Pohang Iron & Steel Co., Ltd. (South Korea)                                               8,332
              1,605 Rio Tinto, Ltd. (Australia)                                                              32,626
                                                                                                      -------------
                                                                                                             81,385

Natural Gas Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Osaka Gas Co., Ltd. (Japan)                                                              12,733
              6,000 Tokyo Gas Co., Ltd. (Japan)                                                              18,173
                                                                                                      -------------
                                                                                                             30,906

Office Equipment & Supplies (1.1%)
-------------------------------------------------------------------------------------------------------------------
              1,000 Canon, Inc. (Japan)                                                                      36,125

Oil & Gas (11.0%)
-------------------------------------------------------------------------------------------------------------------
              9,963 BP PLC (United Kingdom)                                                                  62,767
                232 Canadian Natural Resources, Ltd. (Canada)                                                 7,966
                449 EnCana Corp. (Canada)                                                                    14,654
                969 ENI SpA (Italy)                                                                          14,253
                987 Nexen, Inc. (Canada)                                                                     21,188
                750 Norsk Hydro ASA (Norway)                                                                 28,748
                852 Petro-Canada (Canada)                                                                    30,346
                607 Petroleo Brasileiro SA ADR (Brazil)                                                       8,116
              1,054 Royal Dutch Petroleum Co. (Netherlands)                                                  41,740
              6,523 Shell Transport & Trading Co. PLC (United Kingdom)                                       37,782
              5,575 Statoil ASA (Norway)                                                                     42,816
                470 Talisman Energy, Inc. (Canada)                                                           18,678
                 88 TotalFinaElf SA Class B (France)                                                         11,626
                 54 YUKOS ADR (Russia)                                                                        8,883
                                                                                                      -------------
                                                                                                            349,563

Pharmaceuticals (9.3%)
-------------------------------------------------------------------------------------------------------------------
                702 Altana AG (Germany)                                                                      28,746
                876 AstraZeneca PLC (United Kingdom)                                                         28,256
                163 Aventis SA (France)                                                                       7,400
                200 Daiichi Pharmaceutical Co., Ltd. (Japan)                                                  2,680
              1,803 GlaxoSmithKline PLC (United Kingdom)                                                     31,691
              1,972 Novartis AG (Switzerland)                                                                72,450
                600 Sankyo Co., Ltd. (Japan)                                                                  8,010
                304 Sanofi-Synthelabo SA (France)                                                            16,255
              1,100 Takeda Chemical Industries, Ltd. (Japan)                                                 40,575
                900 Terumo Corp. (Japan)                                                                     13,949
              1,700 Yamanouchi Pharmaceutical Co., Ltd. (Japan)                                              46,311
                                                                                                      -------------
                                                                                                            296,323

Photography/Imaging (1.6%)
-------------------------------------------------------------------------------------------------------------------
                537 AGFA-Gevaert NV (Belgium)                                                                11,568
              1,000 Konica Corp. (Japan)                                                                      8,029
              2,000 Olympus Optical Co., Ltd. (Japan)                                                        32,318
                                                                                                      -------------
                                                                                                             51,915

Publishing (0.8%)
-------------------------------------------------------------------------------------------------------------------
                470 Quebecor World, Inc. (Canada)                                                            10,724
              1,555 Reed Elsevier NV (Netherlands)                                                           15,969
                                                                                                      -------------
                                                                                                             26,693

Railroads (0.5%)
-------------------------------------------------------------------------------------------------------------------
                164 Canadian National Railway Co. (Canada)                                                    6,939
                  2 East Japan Railway Co. (Japan)                                                            9,222
                                                                                                      -------------
                                                                                                             16,161

Real Estate (0.6%)
-------------------------------------------------------------------------------------------------------------------
              2,000 Cheung Kong Holdings, Ltd. (Hong Kong)                                                   12,566
             17,000 New World Development (Hong Kong)                                                         7,739
                                                                                                      -------------
                                                                                                             20,305

Retail (2.6%)
-------------------------------------------------------------------------------------------------------------------
                 64 Adidas-Salomon AG (Germany)                                                               5,104
              1,183 GUS PLC (United Kingdom)                                                                  9,456
              1,462 Hennes & Mauritz AB Class B (Sweden)                                                     30,850
                163 Loblaw Cos., Ltd. (Canada)                                                                6,127
              1,202 Next PLC (United Kingdom)                                                                15,145
              3,728 William Morrison Supermarkets PLC (United Kingdom)                                        9,336
                716 Woolworths, Ltd. (Australia)                                                              5,027
                                                                                                      -------------
                                                                                                             81,045

Shipping (0.8%)
-------------------------------------------------------------------------------------------------------------------
              3,000 Nippon Express Co., Ltd. (Japan)                                                         11,853
              1,000 Yamato Transport Co., Ltd. (Japan)                                                       12,690
                                                                                                      -------------
                                                                                                             24,543

Software (0.8%)
-------------------------------------------------------------------------------------------------------------------
              3,594 Misys PLC (United Kingdom)                                                               10,840
                171 SAP AG (Germany)                                                                         14,226
                                                                                                      -------------
                                                                                                             25,066

Technology Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
                  1 Yahoo Japan Corp. (Japan) (NON)                                                          17,259

Telecommunications (8.1%)
-------------------------------------------------------------------------------------------------------------------
                770 Hellenic Telecommunication Organization SA (Greece)                                       8,381
                  7 Japan Telecom Holdings Co., Ltd. (Japan)                                                 20,787
                  9 Nippon Telegraph and Telephone Corp. (NTT) (Japan)                                       32,589
                 10 NTT DoCoMo, Inc. (Japan)                                                                 18,866
              2,167 Orange SA (France) (NON)                                                                 17,187
              2,938 Portugal Telecom SGPS SA (Portugal)                                                      18,838
                  9 Swisscom AG (Switzerland)                                                                 2,676
              2,972 Telecom Italia Mobile SpA (Italy)                                                        13,387
              3,000 Telecom Italia SpA (Italy)                                                               20,852
                440 Telecom Italia SpA 144A (Italy)                                                           3,058
                285 Telefonos de Mexico SA de CV (Telmex) ADR Class L (Mexico)                                8,285
              3,170 Telstra Corp., Ltd. (Australia)                                                           7,694
             47,821 Vodafone Group PLC (United Kingdom)                                                      85,674
                                                                                                      -------------
                                                                                                            258,274

Tire & Rubber (0.2%)
-------------------------------------------------------------------------------------------------------------------
                205 Michelin Corp. Class B (France)                                                           6,649

Tobacco (0.5%)
-------------------------------------------------------------------------------------------------------------------
                824 BAT Industries PLC (United Kingdom)                                                       8,046
                  1 Japan Tobacco, Inc. (Japan)                                                               5,964
                                                                                                      -------------
                                                                                                             14,010

Transportation Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
                542 TPG NV (Netherlands)                                                                      7,593

Water Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
                550 Severn Trent PLC (United Kingdom)                                                         6,098
                436 Vivendi Environnement (France)                                                            8,269
                                                                                                      -------------
                                                                                                             14,367
                                                                                                      -------------
                    Total Common Stocks (cost $3,447,810)                                                $3,117,538

UNITS (0.3%) (a) (cost $10,543)
-------------------------------------------------------------------------------------------------------------------
                243 Korea Telecom Corp. 144A Structured Call Warrants
                    (issued by UBS AG) expiration 12/1/03                                                    $8,917

SHORT-TERM INVESTMENTS (0.3%) (a) (cost $8,927)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             $8,927 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.69% and due dates ranging
                    from March 3, 2003 to April 23, 2003 (d)                                                 $8,927
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,467,280)                                                  $3,135,382
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,180,736.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at February 28, 2003:
      (as a percentage of Market Value)

                  Australia             3.6%
                  Belgium               1.4
                  Brazil                0.5
                  Canada                7.5
                  Finland               2.3
                  France                7.4
                  Germany               5.6
                  Greece                0.5
                  Hong Kong             1.5
                  Ireland               1.2
                  Italy                 3.0
                  Japan                20.5
                  Luxembourg            0.5
                  Mexico                0.5
                  Netherlands           5.4
                  Norway                2.3
                  Portugal              0.6
                  South Korea           1.6
                  Spain                 1.1
                  Sweden                1.8
                  Switzerland           7.2
                  United Kingdom       22.2
                  Other                 1.8
                                      -----
                  Total               100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2003
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $3,467,280) (Note 1)        $3,135,382
-------------------------------------------------------------------------------------------
Cash                                                                                 90,712
-------------------------------------------------------------------------------------------
Foreign currency (cost $114) (Note 1)                                                   120
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            10,436
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   75
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       95,895
-------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                      3,433
-------------------------------------------------------------------------------------------
Total assets                                                                      3,336,053

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    116,606
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              923
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           835
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              7
-------------------------------------------------------------------------------------------
Payable for offering costs (Note 1)                                                   2,000
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               34,946
-------------------------------------------------------------------------------------------
Total liabilities                                                                   155,317
-------------------------------------------------------------------------------------------
Net assets                                                                       $3,180,736

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                               $4,283,340
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (9,957)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                     (761,503)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                  (331,144)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                      $3,180,736

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,180,736 divided by 505,273 shares)                                                $6.30
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $6.30)*                                $6.68
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended February 28, 2003
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $8,769)                                            $74,015
-------------------------------------------------------------------------------------------
Interest                                                                                511
-------------------------------------------------------------------------------------------
Total investment income                                                              74,526

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     36,242
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        5,776
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     1,811
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         37
-------------------------------------------------------------------------------------------
Amortization of offering costs (Note 1)                                                 159
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               7,539
-------------------------------------------------------------------------------------------
Auditing                                                                             30,703
-------------------------------------------------------------------------------------------
Legal                                                                                10,177
-------------------------------------------------------------------------------------------
Other                                                                                   339
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (40,231)
-------------------------------------------------------------------------------------------
Total expenses                                                                       52,552
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (399)
-------------------------------------------------------------------------------------------
Net expenses                                                                         52,153
-------------------------------------------------------------------------------------------
Net investment income                                                                22,373
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (454,964)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (469)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the year                                                 1,195
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                         (197,217)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (651,455)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(629,082)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                                         For the period
                                                                                         March 30, 2001
                                                                                          (commencement
                                                                       Year ended     of operations) to
                                                                     February 28,          February 28,
                                                                             2003                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                     $22,373               $19,142
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                             (455,433)             (302,405)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                             (196,022)             (135,122)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                     (629,082)             (418,385)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income                                              (29,623)              (31,377)
-------------------------------------------------------------------------------------------------------
  From return of capital                                                       --                (3,312)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                          51,412               241,103
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                             (607,293)             (211,971)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                            3,788,029             4,000,000
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $9,957
and $40, respectively)                                                 $3,180,736            $3,788,029
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------
                                                   For the period
Per-share                            Year ended    March 30, 2001+
operating performance               February 28    to February 28
------------------------------------------------------------------
                                        2003            2002
------------------------------------------------------------------
Net asset value,
beginning of period                    $7.59           $8.50
------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------
Net investment income (a)(b)             .04             .04
------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.27)           (.88)
------------------------------------------------------------------
Total from
investment operations                  (1.23)           (.84)
------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------
From net
investment income                       (.06)           (.06)
------------------------------------------------------------------
From return
of capital                                --            (.01)
------------------------------------------------------------------
Total distributions                     (.06)           (.07)
------------------------------------------------------------------
Net asset value,
end of period                          $6.30           $7.59
------------------------------------------------------------------
Total return at
net asset value (%)(c)                (16.25)          (9.89)*
------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,181          $3,788
------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)            1.45            1.33*
------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)             .62             .48*
------------------------------------------------------------------
Portfolio turnover (%)                110.42          116.79*
------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of 1.11% and 0.71% based on average net assets per class A share for the period ended February 28, 2003, and February 28, 2002, respectively.
    (Note 2)

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements. (Note 2)

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
February 28, 2003

Note 1
Significant accounting policies

Putnam International Blend Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks issued by companies outside the United States. Current income is a secondary objective.

The fund offers class A shares, which are sold with a maximum front-end sales charge of 5.75%.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the year ended
February 28, 2003, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 28, 2003, the fund had a capital loss carryover of approximately $578,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $148,000    February 28, 2010
       430,000    February 28, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2004 approximately $127,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals and realized and unrealized gains and losses on passive foreign investment companies. For the year ended February 28, 2003, the fund reclassified $2,667 to increase distributions in excess of net investment income and $2,278 to increase paid-in-capital, with a decrease to accumulated net realized losses of $389.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                                   $48,121
Unrealized depreciation                                  (436,659)
                                             --------------------
Net unrealized depreciation                              (388,538)
Undistributed ordinary income                                  --
Capital loss carryforward                                (578,364)
Post October loss                                        (126,503)

Cost for federal income
tax purposes                                           $3,523,920

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Unamortized offering costs The offering costs of $2,000 have been fully amortized on a straight-line basis over a twelve-month period as of February 28, 2003. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% of the next $5 billion, 0.72% of the next $5 billion, 0.71% of the next $5 billion, 0.70% of the next $5 billion, 0.69% of the next $5 billion, 0.68% of the next $8.5 billion and 0.67% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC, and payments under the Trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended February 28, 2003, the fund's expenses were reduced by $399 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, at an annual rate up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the year ended February 28, 2003, Putnam Retail Management, acting as underwriter received no monies from the sale of shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of shares. For the year ended February 28, 2003, Putnam Retail Management, acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During the year ended February 28, 2003, cost of purchases and proceeds from sales of investment securities other than short- term investments aggregated $3,931,089 and $3,910,862, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended February 28, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     37,772            $276,862
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 4,488              29,623
---------------------------------------------------------------------------
                                                42,260             306,485

Shares repurchased                             (36,100)           (255,073)
---------------------------------------------------------------------------
Net increase                                     6,160             $51,412
---------------------------------------------------------------------------

                                             For the period March 30, 2001
                                           (commencement of operations) to
                                                         February 28, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     30,874            $261,418
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 4,523              34,689
---------------------------------------------------------------------------
                                                35,397             296,107

Shares repurchased                              (6,872)            (55,004)
---------------------------------------------------------------------------
Net increase                                    28,525            $241,103
---------------------------------------------------------------------------

Note 5
Initial capitalization and offering of shares

The trust was established as a Massachusetts business trust on October 1, 1994. During the period October 1, 1994 to March 30, 2001, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $4,000,000 and the issuance of 470,588 shares to Putnam Investments, LLC on March 29, 2001.

At February 28, 2003, Putnam Investments, LLC owned 479,128 class A shares of the fund (94.8% of class A shares outstanding), valued at $3,018,506.


FEDERAL TAX INFORMATION
(Unaudited)

For the period, interest and dividends from foreign countries were $82,380, or $0.163 per share. Taxes paid to foreign countries were $8,769, or $0.017 per share.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a consulting and             digital imaging firm), Ryerson Tull,
                                   private investments           Inc. (a steel service corporation),
                                   firm)                         Advocate Health Care, and the
                                                                 National Center for Nonprofit Boards.
                                                                 Chairman Emeritus of the Board of
                                                                 Trustees, Mount Holyoke College.
                                                                 Until 2002, Mrs. Baxter was a
                                                                 director of Intermatic Corporation,
                                                                 a manufacturer of energy control
                                                                 products. Also held various positions
                                                                 in investment banking and corporate
                                                                 finance, including Vice President and
                                                                 principal of the Regency Group and
                                                                 Vice President and consultant to First
                                                                 Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations and the Trustee Advisory
                                   Nuclear Threat                Council of the Applied Physics
                                   Initiative (a private         Laboratory at Johns Hopkins
                                   foundation dealing            University. Until 2003, Mr. Curtis
                                   with national security        was a member of the Electric Power
                                   issues), also serves as       Research Institute Advisory Council,
                                   Senior Advisor to the         and the University of Chicago Board
                                   United Nations                of Governors for Argonne National
                                   Foundation                    Laboratory. Prior to 2002, Mr. Curtis
                                                                 was a member of the Board of
                                                                 Directors of the Gas Technology
                                                                 Institute and the Board of Directors
                                                                 of the Environment and Natural
                                                                 Resources Program Steering
                                                                 Committee, John F. Kennedy School
                                                                 of Government, Harvard University.
                                                                 Until 2001, Mr. Curtis was a Member
                                                                 of the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support).
                                                                 Prior to May 1997, Mr. Curtis was
                                                                 Deputy Secretary of Energy. He
                                                                 served as Chairman of the Federal
                                                                 Energy Regulatory Commission from
                                                                 1977 to 1987 and has held positions
                                                                 on the staff of the U.S. House of
                                                                 Representatives, the U.S. Treasury
                                                                 Department, and the Securities and
                                                                 Exchange Commission. Mr. Curtis is
                                                                 also a lawyer with over 15 years
                                                                 of experience.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions with
                                                                 several advisory firms and various
                                                                 positions with the federal government,
                                                                 including Associate Director of the
                                                                 Office of Manage ment and Budget
                                                                 and Deputy Director of the Federal
                                                                 Energy Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-Rite,
                                                                 Inc. and Kenner Parker Toys. Also
                                                                 held financial and marketing positions
                                                                 with General Mills, Parker Brothers,
                                                                 and Talbots. President of the
                                                                 Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust). Member
                                                                 of the Board of Overseers of WGBH
                                                                 (public television and radio). Member
                                                                 of the Board of Overseers of the
                                                                 Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read & Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, L.P. and          Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Xcel Energy Incorporated
(9/2/42),                                                        (public utility company), TransCanada
Trustee since 1997                                               Pipelines, Norske Canada, Inc.
                                                                 (paper manufacturer), and Qwest
                                                                 Communications (communications
                                                                 company). Until 2003, Mr. Stephens
                                                                 was a Director of Mail-Well, a
                                                                 printing and envelope company.
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable organizations,     General Hospital. Prior to
                                   including Courier             September 2000, April 2000, and
                                   Corporation (a book           December 2001, Mr. Thorndike was
                                   manufacturer and              a Director of Bradley Real Estate,
                                   publisher) and                Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of St. Mark's
President since 2000               financial advisory and        School, and Trustee of Shore
                                   other research services       Country Day School. Until 2002,
                                   relating to bankrupt and      Mr. Putnam was a Trustee of the
                                   distressed companies)         SEA Education Association.
                                   and New Generation            Previously, Mr. Putnam was an
                                   Advisers, Inc.                attorney with the firm of Dechert
                                   (a registered                 Price & Rhoads.
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of February 28, 2003,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies,
  Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam,
  III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the
  President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and
  Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:


Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management.

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to
                                                                 February 1999, Managing Director,
                                                                 J.P. Morgan

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President


Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to July 1998, Managing Director,
                                                                 Swiss Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Justin M. Scott                    Since 2002                    Managing Director of Putnam Management
(9/16/57), Vice President

Omid Kamshad                       Since 2002                    Managing Director of Putnam Management
(9/12/62), Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA  02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Justin M. Scott
Vice President

Omid Kamshad
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam International Blend Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


88605  4/03